UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares achieved a total return of 27.33%, and its Service shares achieved a total return of 27.00%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 21.82% for the same period.2

Stocks gained ground in 2017 amid better-than-expected corporate earnings and in anticipation of more stimulative U.S. government policies. Favorable stock selections in the information technology and health care sectors enabled the fund to outperform the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Rising Corporate Earnings Drove Markets Higher

U.S. equities enjoyed steady gains in 2017 as the economy expanded, corporate profits rebounded, and financial-markets volatility waned, powering the Index to a series of all-time highs and a double-digit return for the year. The Federal Reserve Board’s tightening cycle gained traction while most other central banks continued to ease, and the value of the U.S. dollar declined relative to other major currencies. The softer dollar, coupled with strengthening global growth prospects, helped support the performance of many foreign equity markets as well as domestic companies with ample international sales exposure. The information technology sector proved to be

3

DISCUSSION OF FUND PERFORMANCE (continued)

the best-performing market segment in 2017, contributing almost 40% of the Index’s rise with strength concentrated in mega-cap companies. The telecommunication services and energy sectors were the only segments of the Index to post declines for the year.

Security Selections Drove Relative Performance

The fund meaningfully outperformed the Index in 2017, supported by the overall impact of our stock selection strategy. The fund’s overweighted and selectively focused representation in the top-performing information technology sector was the most significant contributor to relative and absolute results. Correctly emphasized representation in the health care sector also added value compared to the Index. Positions in pharmaceutical developers AbbVie, Abbott Laboratories, and Novo Nordisk generated returns of more than 50% for the year. In the financials sector, the fund’s focus on capital markets, one of the sector’s better-performing segments, also was constructive. The largest contributors to the fund’s return for the year included Apple, Facebook, Microsoft, Philip Morris International, and Texas Instruments.

Factors that modestly constrained relative results during the year included an above-market allocation to the lagging energy sector. This impact, however, was tempered by an emphasis on the major integrated oils, which generally are less sensitive to crude oil prices than oilfield and equipment stocks. Another impediment to relative results was overweighted exposure to the consumer staples sector, though correct stock focus within the sector entirely offset the negative allocation effect, and the sector’s total relative impact on the fund’s performance was positive. The largest detractors from the fund’s returns in 2017 were Exxon Mobil, Occidental Petroleum, Walgreens Boots Alliance, Gilead Sciences, and Air Products and Chemicals.

Positioned for Continued Growth

Although the current bull market is just three months shy of its ninth birthday, we believe that stocks enter 2018 with strong tailwinds, including improving global growth, strong corporate earnings, the impact of tax-reform legislation, and accommodative monetary policies among central banks. However, last year’s supportive combination of positive economic surprises and subdued volatility will be hard to replicate, and we expect market leadership to narrow as the economic cycle matures and as investors seek out fundamentally sound companies with risk-mitigating qualities. Our long-practiced investment approach focuses on such companies. The fund’s portfolio is composed of what we believe are high-quality, competitively advantaged businesses that have proven themselves capable of growing global market share and earnings across market cycles. With their solid balance sheets, ample financial resources, and disciplined capital allocation policies,

4

these multinational industry leaders should be well positioned to build shareholder value even through periods of market fluctuations.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and Service shares and the S&P 500® Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Appreciation Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	27.33%	11.90%	7.72%
Service shares	27.00%	11.62%	7.45%
S&P 500® Index	21.82%	15.78%	8.49%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.28	$5.61
Ending value (after expenses)	$1,122.90	$1,121.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of .80% for Initial shares and 1.05% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares	Value ($)
Common Stocks - 99.4%
Banks - 4.8%
JPMorgan Chase & Co.	138,000	14,757,720
Wells Fargo & Co.	87,325	5,298,008
		20,055,728
Capital Goods - 1.6%
United Technologies	51,900	6,620,883
Consumer Durables & Apparel - 2.5%
Hermes International	2,677	1,432,976
LVMH Moet Hennessy Louis Vuitton	15,500	4,553,112
NIKE, Cl. B	72,840	4,556,142
		10,542,230
Consumer Services - 1.5%
McDonald's	36,650	6,308,198
Diversified Financials - 8.9%
American Express	73,125	7,262,044
BlackRock	21,750	11,173,192
Intercontinental Exchange	81,700	5,764,752
S&P Global	35,675	6,043,345
State Street	71,425	6,971,794
		37,215,127
Energy - 6.7%
Chevron	86,950	10,885,270
ConocoPhillips	89,650	4,920,889
Exxon Mobil	147,614	12,346,435
		28,152,594
Food & Staples Retailing - .9%
Walgreens Boots Alliance	52,100	3,783,502
Food, Beverage & Tobacco - 18.5%
Altria Group	190,200	13,582,182
Anheuser-Busch, ADR	37,800	4,216,968
Coca-Cola	246,125	11,292,215
Constellation Brands, Cl. A	23,100	5,279,967
Nestle, ADR	117,575	10,107,923
PepsiCo	66,575	7,983,674
Philip Morris International	232,850	24,600,602
		77,063,531
Health Care Equipment & Services - 2.6%
Abbott Laboratories	110,825	6,324,783
UnitedHealth Group	20,500	4,519,430
		10,844,213
Household & Personal Products - 3.7%
Estee Lauder, Cl. A	84,825	10,793,133

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Household & Personal Products - 3.7% (continued)
Procter & Gamble	49,025		4,504,417
			15,297,550
Insurance - 2.8%
Chubb	79,350		11,595,415
Materials - 2.0%
Air Products & Chemicals	9,925		1,628,494
Praxair	42,825		6,624,171
			8,252,665
Media - 5.6%
Comcast, Cl. A	253,375		10,147,669
Twenty-First Century Fox, Cl. A	140,711		4,858,751
Walt Disney	75,850		8,154,634
			23,161,054
Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
AbbVie	83,925		8,116,387
Novartis, ADR	57,925		4,863,383
Novo Nordisk, ADR	149,175		8,006,222
Roche Holding, ADR	212,400		6,707,592
			27,693,584
Semiconductors & Semiconductor Equipment - 5.0%
ASML Holding	38,250		6,648,615
Texas Instruments	136,675		14,274,337
			20,922,952
Software & Services - 16.7%
Alphabet, Cl. C	13,769	[a]	14,407,882
Automatic Data Processing	18,965		2,222,508
Facebook, Cl. A	119,185	[a]	21,031,385
Microsoft	257,010		21,984,635
Visa, Cl. A	87,900	[b]	10,022,358
			69,668,768
Technology Hardware & Equipment - 5.9%
Apple	145,825		24,677,965
Transportation - 3.1%
Canadian Pacific Railway	32,575		5,953,407
Union Pacific	52,200		7,000,020
			12,953,427
Total Common Stocks (cost $174,392,042)			414,809,386

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,867,769)	1,867,769	[c]	1,867,769
Total Investments (cost $176,259,811)	99.9%		416,677,155
Cash and Receivables (Net)	.1%		598,029
Net Assets	100.0%		417,275,184

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $9,922,134 and the value of the collateral held by the fund was $10,150,840, consisting of U.S. Government & Agency securities.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	18.5
Software & Services	16.7
Diversified Financials	8.9
Energy	6.7
Pharmaceuticals, Biotechnology & Life Sciences	6.6
Technology Hardware & Equipment	5.9
Media	5.6
Semiconductors & Semiconductor Equipment	5.0
Banks	4.8
Household & Personal Products	3.7
Transportation	3.1
Insurance	2.8
Health Care Equipment & Services	2.6
Consumer Durables & Apparel	2.5
Materials	2.0
Capital Goods	1.6
Consumer Services	1.5
Food & Staples Retailing	.9
Money Market Investment	.5
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16($)	Purchases($)	Sales ($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,363,070	125,398,599	126,761,669	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,116,167	44,868,509	45,116,907	1,867,769.5		14,735
Total	3,479,237	170,267,108	171,878,576	1,867,769.5		14,735

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,922,134)—Note 1(c):
Unaffiliated issuers	174,392,042	414,809,386
Affiliated issuers	1,867,769	1,867,769
Cash		13,407
Dividends and securities lending income receivable		806,913
Receivable for investment securities sold		613,104
Prepaid expenses		4,239
		418,114,818
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		237,695
Due to Fayez Sarofim & Co.		76,895
Payable for shares of Beneficial Interest redeemed		449,420
Accrued expenses		75,624
		839,634
Net Assets ($)		417,275,184
Composition of Net Assets ($):
Paid-in capital		125,908,730
Accumulated undistributed investment income—net		313,234
Accumulated net realized gain (loss) on investments		50,631,889
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		240,421,331
Net Assets ($)		417,275,184

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	271,790,016	145,485,168
Shares Outstanding	6,079,171	3,281,330
Net Asset Value Per Share ($)	44.71	44.34

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $192,268 foreign taxes withheld at source):
Unaffiliated issuers	8,860,481
Affiliated issuers	14,735
Income from securities lending—Note 1(c)	22,012
Total Income	8,897,228
Expenses:
Investment advisory fee—Note 3(a)	2,194,334
Sub-investment advisory fee—Note 3(a)	896,277
Distribution fees—Note 3(b)	395,060
Professional fees	108,379
Custodian fees—Note 3(b)	54,102
Trustees’ fees and expenses—Note 3(c)	26,761
Prospectus and shareholders’ reports	18,647
Loan commitment fees—Note 2	8,176
Shareholder servicing costs—Note 3(b)	2,369
Miscellaneous	19,979
Total Expenses	3,724,084
Less—reduction in fees due to earnings credits—Note 3(b)	(175)
Net Expenses	3,723,909
Investment Income—Net	5,173,319
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	50,697,356
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	42,703,302
Net Realized and Unrealized Gain (Loss) on Investments	93,400,658
Net Increase in Net Assets Resulting from Operations	98,573,977

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	5,173,319	6,615,195
Net realized gain (loss) on investments	50,697,356	54,795,197
Net unrealized appreciation (depreciation) on investments	42,703,302	(29,273,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	98,573,977	32,136,646
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(3,397,259)	(4,007,827)
Service Shares	(1,710,007)	(2,543,769)
Net realized gain on investments:
Initial Shares	(32,675,856)	(36,865,750)
Service Shares	(22,119,380)	(33,615,443)
Total Distributions	(59,902,502)	(77,032,789)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,444,269	5,270,922
Service Shares	8,089,313	8,903,056
Distributions reinvested:
Initial Shares	36,073,115	40,873,577
Service Shares	23,829,387	36,159,212
Cost of shares redeemed:
Initial Shares	(35,224,654)	(42,252,305)
Service Shares	(61,387,520)	(92,527,613)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(21,176,090)	(43,573,151)
Total Increase (Decrease) in Net Assets	17,495,385	(88,469,294)
Net Assets ($):
Beginning of Period	399,779,799	488,249,093
End of Period	417,275,184	399,779,799
Undistributed investment income—net	313,234	247,181
Capital Share Transactions (Shares):
Initial Shares
Shares sold	177,820	127,906
Shares issued for distributions reinvested	937,609	1,041,157
Shares redeemed	(847,904)	(1,035,420)
Net Increase (Decrease) in Shares Outstanding	267,525	133,643
Service Shares
Shares sold	198,043	217,885
Shares issued for distributions reinvested	625,749	928,366
Shares redeemed	(1,507,252)	(2,328,849)
Net Increase (Decrease) in Shares Outstanding	(683,460)	(1,182,598)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Initial Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	41.01	45.23	49.51	47.95	40.47
Investment Operations:
Investment income—net[a]	.56	.68	.80	.89	.86
Net realized and unrealized gain (loss) on investments	9.55	2.48	(1.97)	2.86	7.59
Total from Investment Operations	10.11	3.16	(1.17)	3.75	8.45
Distributions:
Dividends from investment income—net	(.57)	(.69)	(.81)	(.90)	(.87)
Dividends from net realized gain on investments	(5.84)	(6.69)	(2.30)	(1.29)	(.10)
Total Distributions	(6.41)	(7.38)	(3.11)	(2.19)	(.97)
Net asset value, end of period	44.71	41.01	45.23	49.51	47.95
Total Return (%)	27.33	7.91	(2.47)	8.09	21.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.80	.80	.81
Ratio of net expenses to average net assets	.81	.82	.80	.80	.81
Ratio of net investment income to average net assets	1.35	1.64	1.70	1.84	1.95
Portfolio Turnover Rate	3.97	4.19	11.97	3.65	7.71
Net Assets, end of period ($ x 1,000)	271,790	238,340	256,828	329,802	360,197

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Service Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	40.72	44.96	49.23	47.69	40.25
Investment Operations:
Investment income—net[a]	.46	.57	.68	.76	.75
Net realized and unrealized gain (loss) on investments	9.46	2.46	(1.96)	2.85	7.55
Total from Investment Operations	9.92	3.03	(1.28)	3.61	8.30
Distributions:
Dividends from investment income—net	(.46)	(.58)	(.69)	(.78)	(.76)
Dividends from net realized gain on investments	(5.84)	(6.69)	(2.30)	(1.29)	(.10)
Total Distributions	(6.30)	(7.27)	(2.99)	(2.07)	(.86)
Net asset value, end of period	44.34	40.72	44.96	49.23	47.69
Total Return (%)	27.00	7.64	(2.72)	7.83	20.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.07	1.05	1.05	1.06
Ratio of net expenses to average net assets	1.06	1.07	1.05	1.05	1.06
Ratio of net investment income to average net assets	1.11	1.41	1.45	1.59	1.70
Portfolio Turnover Rate	3.97	4.19	11.97	3.65	7.71
Net Assets, end of period ($ x 1,000)	145,485	161,440	231,421	264,795	254,928

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub–investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

17

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

18

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	362,319,188	-	-	362,319,188
Equity Securities - Foreign Common Stocks†	46,504,110	5,986,088††	-	52,490,198
Registered Investment Company	1,867,769	-	-	1,867,769

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At December 31, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

20

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $4,048 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

21

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $408,388, undistributed capital gains $50,593,970 and unrealized appreciation $240,364,096.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $5,358,909 and $6,712,726, and long-term capital gains $54,543,593 and $70,320,063, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for

22

advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $395,060 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $1,980 for transfer agency services and $175 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $175.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $54,102 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $188,262, Distribution Plan fees $30,964, custodian fees $9,500, Chief Compliance Officer fees $8,406 and transfer agency fees $563.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $16,213,631 and $91,885,608, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $176,317,046; accordingly, accumulated net unrealized appreciation on investments was $240,360,109, consisting of gross unrealized appreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.0268 per share as a short-term capital gain distribution and $5.8089 per share as a long-term capital gain distribution paid on March 31, 2017.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

“Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the one- and ten-year periods when the fund’s performance was at the Performance Group median and above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in four of the ten years.

The Board had discussed with representatives of Dreyfus, its affiliates and the Subadviser the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. They discussed, among other matters, the fact that the economic market in recent years was not of the type best suited to the Subadviser’s specific investment strategy.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the

28

profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board agreed to continue to closely monitor performance and determined to approve renewal of the Agreements through March 31, 2018.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements through March 31, 2018.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

32

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Variable Investment Fund, Appreciation Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0112AR1217

Dreyfus Variable Investment Fund, Government Money Market Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Government Money Market Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Government Money Market Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, Government Money Market Portfolio produced a yield of 0.34%. Taking into account the effects of compounding, the fund provided an effective yield of 0.34% for the same period.1

Yields of money market instruments climbed during 2017 in response to a series of increases in short-term interest rates from the Federal Reserve Board (the “Fed”).

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash (including tri-party repurchase agreements). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Short-Term Interest Rates Moved Higher

The reporting period began in the wake of a December 2016 interest-rate hike from the Fed—which raised the target for the federal funds rate 0.25 percentage points to between 0.50% and 0.75%—as investors and policymakers looked forward to stronger economic growth stemming, in part, from the business-friendly policies of a newly elected U.S. presidential administration. The economy appeared to maintain its momentum in January 2017, when manufacturing and non-manufacturing activity continued to expand. The economy added 216,000 new jobs in January 2017 but the unemployment rate rose to 4.8% in that month. February saw the addition of 232,000 jobs and an unemployment rate of 4.7%. Corporate earnings exceeded expectations, and consumer and business confidence proved strong. In March, the Fed again raised the federal funds rate, sending it to between 0.75% and 1.00%. Although the unemployment rate fell to 4.5%, job creation declined to 50,000 new positions in March. The U.S. economy produced a 1.2% annualized growth rate over the first quarter of the year.

Consumer confidence moderated in April and U.S. manufacturing activity slowed, but corporate earnings continued to exceed forecasts. The labor market rebounded with 207,000 new jobs and an unemployment rate of 4.4%. In May, 145,000 new jobs were created, and the unemployment rate slid to 4.3%. Manufacturing activity continued to expand in June with 15 of 18 manufacturing industries reporting growth. The unemployment rate ticked higher to 4.4%, and 210,000 new jobs were added. The Fed again raised short-term interest rates, sending the federal funds rate to between 1.00% and 1.25%. The U.S. economy grew at a more robust 3.1% annualized rate during the second quarter of 2017.

The economy generated 138,000 new jobs in July, and the unemployment rate returned to 4.3%. Activity in the manufacturing and services sectors continued to grow but at slower

3

DISCUSSION OF FUND PERFORMANCE (continued)

rates than previously. In August, 208,000 jobs were added, and the unemployment rate rose to 4.4%. Housing starts exceeded forecasts, but retail sales generally disappointed.

September saw U.S. factory activity climb to a 13-year high as companies invested to make their operations more efficient. In that month, the labor market produced only 38,000 new jobs, in part due to hurricanes affecting Florida and Texas. Yet, the unemployment rate fell to 4.2%. The U.S. economy expanded at a 3.2% annualized rate over the third quarter.

The unemployment rate declined to 4.1% in October, its lowest level since December 2000, and 211,000 jobs were created. In October, automobile purchases increased 0.7% as Gulf Coast residents replaced flood-damaged vehicles. November saw a renewed surge in stock prices when tax reform legislation made progress. The holiday shopping season got off to a strong start with a 0.8% increase in retail sales. The U.S. economy added an estimated 252,000 jobs, and the unemployment rate remained at 4.1%. The Fed implemented its third interest-rate hike of 2017 in December, raising the federal funds rate to between 1.25% and 1.50%. In that month, the unemployment rate remained at 4.1% and an estimated 148,000 new jobs were created. Retail sales during the holiday season climbed 4.9% compared to the previous year, and investors responded positively to the enactment of federal tax-reform legislation before year-end.

Additional Rate Hikes Expected

The Fed began in October to further moderate its accommodative monetary policy by unwinding its balance sheet through the sale of U.S. government securities. In addition, we believe more short-term interest-rate hikes are anticipated in 2018.

In the rising-interest-rate environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

January 16, 2018

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Government Money Market Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Government Money Market Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017

Expenses paid per $1,000†	$2.93
Ending value (after expenses)	$1,002.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017

Expenses paid per $1,000†	$2.96
Ending value (after expenses)	$1,022.28

† Expenses are equal to the fund’s annualized expense ratio of .58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Principal Amount ($)		Value ($)
U.S. Government Agencies - 45.5%
Federal Farm Credit Bank
1.37%, 1/9/18, 1 Month LIBOR + 0.045%	175,000	[a]	175,051
Federal Home Loan Bank
1.11%, 1/2/18	15,000,000		14,999,538
Federal Home Loan Bank
1.15%, 1/25/18, 1 Month LIBOR - 0.175%	5,000,000	[a]	5,000,000
Federal Home Loan Bank
1.26%, 1/26/18	20,000,000		19,982,569
Federal Home Loan Bank
1.27%, 1/23/18, 1 Month LIBOR - 0.035%	5,000,000	[a]	5,000,298
Federal Home Loan Bank
1.35%, 4/5/18	10,000,000		9,965,011
Federal Home Loan Bank
1.35%, 1/19/18, 1 Month LIBOR - 0.1425%	10,000,000	[a]	10,000,000
Federal Home Loan Bank
1.37%, 1/17/18, 1 Month LIBOR - 0.12%	5,000,000	[a]	5,000,000
Federal Home Loan Bank
1.45%, 2/22/18, 3 Month LIBOR + 0%	5,000,000	[a]	5,000,000
Federal Home Loan Mortgage Corp.
1.15%, 1/12/18, Notes, Ser. 1	9,253,000	[b]	9,251,830
Federal National Mortgage Association
1.59%, 3/21/18, 3 Month LIBOR - 0.05%	5,000,000	[a,b]	5,000,000
Total U.S. Government Agencies (cost $89,374,297)			89,374,297
U.S. Treasury Notes - 17.8%
U.S. Treasury Notes
1.13%, 2/28/18	15,000,000		14,990,854
U.S. Treasury Notes
1.16%, 2/15/18	20,000,000		19,995,471
Total U.S. Treasury Notes (cost $34,986,325)			34,986,325
Repurchase Agreements - 36.2%
Bank of Nova Scotia
Tri-Party Agreement thru BNY Mellon, 1.36%, dated 12/29/17, due 1/2/18 in the amount of $21,003,173 (fully collateralized by $19,573,555 U.S. Treasuries, 0.13%-6.25%, due 4/15/19-2/15/46, value $21,424,313)	21,000,000		21,000,000
BNP Paribas
Tri-Party Agreement thru BNY Mellon, 1.38%, dated 12/29/17, due 1/2/18 in the amount of $40,006,133 (fully collateralized by $42,462,248 U.S. Treasuries (including strips), 0%-2.50%, due 1/4/18-5/15/46, value $40,800,534)	40,000,000		40,000,000

6

Description	Principal Amount ($)	Value ($)
Repurchase Agreements - 36.2% (continued)
BNP Paribas
Tri-Party Agreement thru BNY Mellon, 1.30%, dated 12/14/17, due 1/12/18 in the amount of $10,010,472 (fully collateralized by $9,872,198 U.S. Treasuries (including strips), 0%-3.63%, due 4/15/28-8/15/45, value $10,201,923)	10,000,000	10,000,000
Total Repurchase Agreements (cost $71,000,000)		71,000,000
Total Investments (cost $195,360,622)	99.5%	195,360,622
Cash and Receivables (Net)	.5%	986,556
Net Assets	100.0%	196,347,178

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
Federal Home Loan Bank	38.2
Repurchase Agreements	36.2
U.S. Treasury Notes	17.8
Federal Home Loan Mortgage Corporation	4.7
Federal National Mortgage Association	2.5
Federal Farm Credit Bank	.1
99.5

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $71,000,000) —Note 1(b)	195,360,622	195,360,622
Cash		1,028,664
Interest receivable		180,951
Prepaid expenses		689
		196,570,926
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		97,308
Payable for shares of Beneficial Interest redeemed		77,875
Accrued expenses		48,565
		223,748
Net Assets ($)		196,347,178
Composition of Net Assets ($):
Paid-in capital		196,339,352
Accumulated undistributed investment income—net		7,826
Net Assets ($)		196,347,178
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		196,308,078
Net Asset Value Per Share ($)		1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Interest Income	1,528,969
Expenses:
Investment advisory fee—Note 2(a)	813,896
Professional fees	73,168
Trustees’ fees and expenses—Note 2(c)	13,362
Custodian fees—Note 2(b)	12,679
Prospectus and shareholders’ reports	12,237
Shareholder servicing costs—Note 2(b)	534
Miscellaneous	16,935
Total Expenses	942,811
Less—reduction in expenses due to undertaking—Note 2(a)	(18,661)
Less—reduction in fees due to earnings credits—Note 2(b)	(2,882)
Net Expenses	921,268
Investment Income—Net, representing net increase in net assets resulting from operations	607,701

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	607,701	15,606
Net realized gain (loss) on investments	-	815
Net Increase (Decrease) in Net Assets Resulting from Operations	607,701	16,421
Distributions to Shareholders from ($):
Investment income—net	(600,690)	(19,832)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	502,509,413	327,176,459
Distributions reinvested	600,690	19,832
Cost of shares redeemed	(455,428,616)	(331,110,588)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	47,681,487	(3,914,297)
Total Increase (Decrease) in Net Assets	47,688,498	(3,917,708)
Net Assets ($):
Beginning of Period	148,658,680	152,576,388
End of Period	196,347,178	148,658,680
Undistributed investment income—net	7,826	-

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.003	.000[a]	.000[a]	.000[a]	.000[a]
Distributions:
Dividends from investment income—net	(.003)	(.000)[a]	(.000)[a]	(.000)[a]	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.34	.02	.00[b]	.00[b]	.00[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.62	.62	.59	.60
Ratio of net expenses to average net assets	.57	.39	.23	.14	.14
Ratio of net investment income to average net assets	.37	.01	.00[b]	.00[b]	.00[b]
Net Assets, end of period ($ x 1,000)	196,347	148,659	152,576	125,621	127,944

a Amount represents less than $.001 per share.

b Amount represents less than .01%.

See notes to financial statements.

11

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

12

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

13

NOTES TO FINANCIAL STATEMENTS (continued)

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	—
Level 2 - Other Significant Observable Inputs	195,360,622
Level 3 - Significant Unobservable Inputs	–
Total	195,360,622

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by

14

capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were all ordinary income.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by $815 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At December 31, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The

15

NOTES TO FINANCIAL STATEMENTS (continued)

reduction in expenses, pursuant to the undertaking, amounted to $18,661 during the period ended December 31, 2017.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $419 for transfer agency services and $28 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $28.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $12,679 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,854.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $84,277, custodian fees $4,399, Chief Compliance Officer fees $8,406 and transfer agency fees $226.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, Government Money Market Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statement of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Government Money Market Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

17

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

18

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

19

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

20

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

21

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

22

NOTES

23

NOTES

24

NOTES

25

For More Information

Dreyfus Variable Investment Fund, Government Money Market Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0117AR1217

Dreyfus Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of 19.71%, and its Service shares achieved a total return of 19.38%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 21.82% for the same period.2

Stocks gained considerable ground during 2017 amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund produced double-digit returns but lagged its benchmark, largely due to security selection shortfalls in the consumer staples, consumer discretionary, health care, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis, and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

The fund may use listed equity options to seek to enhance and/or mitigate risk. The fund will engage in “covered” option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy.

Favorable Economic and Political Conditions Drove Stocks

Better-than-expected corporate earnings and encouraging economic data—including strong GDP growth and low unemployment—propelled the Index to a series of record highs during 2017. Economically sensitive, growth-oriented market segments fared particularly well, led by the information technology sector. The materials, financials, health care and consumer discretionary sectors also outperformed market averages, though to a lesser

3

DISCUSSION OF FUND PERFORMANCE (continued)

degree. In contrast, high-yielding and traditionally defensive market sectors lagged, with the telecommunication services, real estate, and energy sectors proving weakest.

Worries regarding the administration’s ability to implement some of its pro-business policy initiatives briefly derailed the market rally in the spring, but passage of major tax-reform legislation during the fourth quarter, as well as reduced regulatory burdens on a wide range of business activities, alleviated those concerns.

Gains Were Limited by Some Disappointing Stock Selections

In the consumer staples sector, food products companies, such as Kellogg and Kraft Heinz, came under pressure from competitive challenges in the grocery industry, while beverage maker Molson Coors Brewing also disappointed when anticipated business synergies failed to materialize. In the consumer discretionary sector, lack of exposure to surging fast-food giant McDonald’s undermined the fund’s relative results. Investments in household durables company Newell Brands and advertising agency Omnicom Group also trailed market averages. In the health care sector, relative performance suffered from lack of exposure to the sector’s leading performers, as well as a slump in biotechnology developer Celgene. In the materials sector, the fund’s returns lagged those of the Index due to overweighted exposure to construction aggregate producers, such as Vulcan Materials and Martin Marietta Materials, and metals-and-mining holdings Nucor and Newmont Mining. Other significant detractors during 2017 included real estate investment trust Uniti Group, financial services provider Synchrony Financial, and telecommunication services provider AT&T.

The fund achieved better relative results in other areas. In the industrials sector, the fund avoided lagging conglomerate General Electric, focusing instead on Honeywell International, which outperformed sector averages. Likewise, among energy companies, the fund steered clear of slower-growing industry giants Exxon Mobil and Chevron in favor of smaller, better-performing companies, such as Kinder Morgan and Phillips 66. In the high-flying information technology sector, enterprise software developers ServiceNow and Oracle bolstered returns, as did semiconductor holdings, such as Texas Instruments, and payment services provider Square. Other top holdings included health care services providers Aetna and UnitedHealth Group, telecommunications provider Verizon Communications, wealth manager Ameriprise Financial, and biotechnology firm Neurocrine Biosciences. Relative results further benefited from underweighted exposure to the lagging utilities sector.

A Continued Positive Outlook

The strengthening U.S. economy, prospects for additional business-friendly government policies, and global economic improvements have increased the likelihood of further market advances in 2018. We believe we have positioned the fund to benefit from this constructive environment through overweighted exposure to the financials, materials, telecommunication services, information technology, and energy sectors. In contrast, the fund currently holds

4

relatively little exposure to the utilities, consumer staples, real estate, health care, consumer discretionary, and industrial sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio Initial shares and Service shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Growth and Income Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	19.71%	15.04%	7.73%
Service shares	19.38%	14.75%	7.46%
S&P 500® Index	21.82%	15.78%	8.49%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.79	$6.12
Ending value (after expenses)	$1,112.10	$1,110.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.58	$5.85
Ending value (after expenses)	$1,020.67	$1,019.41

† Expenses are equal to the fund’s annualized expense ratio of .90% for Initial shares and 1.15% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - 1.4%
Aptiv	4,457		378,087
Goodyear Tire & Rubber	10,981		354,796
Tesla	1,558	[a,b]	485,083
			1,217,966
Banks - 9.2%
Bank of America	56,487		1,667,496
BB&T	11,057		549,754
Citigroup	11,083		824,686
JPMorgan Chase & Co.	19,576		2,093,457
PNC Financial Services Group	4,620		666,620
SunTrust Banks	15,153		978,732
U.S. Bancorp	5,971		319,926
Wells Fargo & Co.	14,663		889,604
			7,990,275
Capital Goods - 8.5%
Fortive	9,069		656,142
Harris	2,349		332,736
Honeywell International	10,163		1,558,598
L3 Technologies	3,415		675,658
PACCAR	7,383		524,784
Quanta Services	10,931	[b]	427,511
Raytheon	8,425		1,582,636
United Technologies	12,960		1,653,307
			7,411,372
Consumer Durables & Apparel - .4%
PVH	2,403		329,716
Consumer Services - .9%
Las Vegas Sands	11,198		778,149
Diversified Financials - 6.5%
American Express	3,369		334,575
Ameriprise Financial	6,154		1,042,918
Berkshire Hathaway, Cl. B	10,758	[b]	2,132,451
Capital One Financial	3,806		379,002
Goldman Sachs Group	1,441		367,109
Morgan Stanley	6,407		336,175
Synchrony Financial	11,436		441,544
Voya Financial	13,053		645,732
			5,679,506
Energy - 6.4%
EOG Resources	9,434		1,018,023
Hess	14,845		704,692

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 6.4% (continued)
Occidental Petroleum	20,619		1,518,796
Phillips 66	11,003		1,112,953
Schlumberger	12,061		812,791
Valero Energy	5,000		459,550
			5,626,805
Exchange-Traded Funds - .5%
iShares Russell 1000 Value ETF	3,594		446,878
Food & Staples Retailing - .8%
Costco Wholesale	3,783		704,092
Food, Beverage & Tobacco - 5.0%
Coca-Cola	9,784		448,890
Coca-Cola European Partners	7,995		318,601
Conagra Brands	18,960		714,223
Kellogg	8,728	[a]	593,329
Kraft Heinz	10,492		815,858
Monster Beverage	7,681	[b]	486,131
PepsiCo	8,472		1,015,962
			4,392,994
Health Care Equipment & Services - 4.9%
Abbott Laboratories	7,680		438,298
AmerisourceBergen	3,588		329,450
Boston Scientific	20,387	[b]	505,394
Humana	1,869		463,643
IDEXX Laboratories	2,711	[b]	423,946
UnitedHealth Group	7,679		1,692,912
WellCare Health Plans	2,015	[b]	405,237
			4,258,880
Insurance - 2.8%
Allstate	3,337		349,417
American International Group	6,568		391,322
Hartford Financial Services Group	6,409		360,699
Progressive	13,454		757,729
Prudential Financial	5,446		626,181
			2,485,348
Materials - 5.4%
CF Industries Holdings	14,840		631,294
DowDuPont	22,384		1,594,189
Martin Marietta Materials	2,047		452,469
Newmont Mining	11,973		449,227
Packaging Corporation of America	1,851		223,138
Praxair	2,935		453,986
Vulcan Materials	7,205		924,906
			4,729,209

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Media - 3.0%
Charter Communications, Cl. A	1,004	[b]	337,304
Comcast, Cl. A	31,507		1,261,855
Omnicom Group	8,719	[a]	635,005
Twenty-First Century Fox, Cl. A	10,082		348,131
			2,582,295
Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
Biogen	2,464	[b]	784,957
BioMarin Pharmaceutical	2,922	[b]	260,555
Bristol-Myers Squibb	11,771		721,327
Celgene	6,231	[b]	650,267
Gilead Sciences	2,580		184,831
Johnson & Johnson	9,198		1,285,145
Merck & Co.	5,246		295,192
Neurocrine Biosciences	4,520	[a,b]	350,707
Pfizer	22,688		821,759
Zoetis	6,747		486,054
			5,840,794
Real Estate - .7%
Lamar Advertising, Cl. A	5,606	[a,c]	416,189
Uniti Group	12,634	[a,c]	224,759
			640,948
Retailing - 5.5%
Amazon.com	1,536	[b]	1,796,306
Dollar Tree	4,935	[b]	529,575
Home Depot	5,554		1,052,650
Nordstrom	6,387	[a]	302,616
Priceline Group	460	[b]	799,360
Wayfair, Cl. A	3,987	[a,b]	320,037
			4,800,544
Semiconductors & Semiconductor Equipment - 4.1%
Broadcom	4,407		1,132,158
Microchip Technology	2,511	[a]	220,667
NVIDIA	4,017		777,290
Texas Instruments	13,849		1,446,390
			3,576,505
Software & Services - 14.5%
Activision Blizzard	9,735		616,420
Alphabet, Cl. C	1,583	[b]	1,656,451
Facebook, Cl. A	9,525	[b]	1,680,782
First Data, Cl. A	22,440	[b]	374,972
Fortinet	10,479	[b]	457,828
HubSpot	4,456	[a,b]	393,910
Microsoft	28,161		2,408,892

10

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 14.5% (continued)
Oracle	13,947		659,414
PayPal Holdings	11,045	[b]	813,133
salesforce.com	6,901	[b]	705,489
ServiceNow	3,614	[b]	471,230
Splunk	4,626	[b]	383,218
Square, Cl. A	8,593	[b]	297,919
Teradata	9,624	[a,b]	370,139
Twilio, Cl. A	8,038	[a,b]	189,697
Visa, Cl. A	10,322		1,176,914
			12,656,408
Technology Hardware & Equipment - 6.2%
Apple	20,592		3,484,784
Arista Networks	1,268	[b]	298,715
Cisco Systems	42,297		1,619,975
			5,403,474
Telecommunication Services - 4.1%
AT&T	28,035		1,090,001
T-Mobile US	5,896	[b]	374,455
Verizon Communications	36,155		1,913,684
Vodafone Group, ADR	7,165		228,564
			3,606,704
Transportation - 1.7%
Delta Air Lines	11,827		662,312
Union Pacific	6,342		850,462
			1,512,774
Utilities - .5%
FirstEnergy	12,944		396,345
Total Common Stocks (cost $64,505,516)			87,067,981

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $439,494)	439,494	[d]	439,494

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $2,023,897)	2,023,897	[d]	2,023,897
Total Investments (cost $66,968,907)	102.5%		89,531,372
Liabilities, Less Cash and Receivables	(2.5%)		(2,155,082)
Net Assets	100.0%		87,376,290

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $4,289,862 and the value of the collateral held by the fund was $4,403,742, consisting of cash collateral of $2,023,897 and U.S. Government & Agency securities valued at $2,379,845.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.5
Banks	9.2
Capital Goods	8.5
Pharmaceuticals, Biotechnology & Life Sciences	6.7
Diversified Financials	6.5
Energy	6.4
Technology Hardware & Equipment	6.2
Retailing	5.5
Materials	5.4
Food, Beverage & Tobacco	5.0
Health Care Equipment & Services	4.9
Telecommunication Services	4.1
Semiconductors & Semiconductor Equipment	4.1
Media	3.0
Insurance	2.8
Money Market Investments	2.8
Transportation	1.7
Automobiles & Components	1.4
Consumer Services	.9
Food & Staples Retailing	.8
Real Estate	.7
Exchange-Traded Funds	.5
Utilities	.5
Consumer Durables & Apparel	.4
102.5

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16 ($)	Purchases ($)	Sales ($)	Value 12/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	948,439	25,972,006	24,896,548	2,023,897	2.3	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	465,283	17,685,784	17,711,573	439,494.5		7,253
Total	1,413,722	43,657,790	42,608,121	2,463,391	2.8	7,253

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,289,862)—Note 1(b):
Unaffiliated issuers	64,505,516	87,067,981
Affiliated issuers	2,463,391	2,463,391
Cash		11,517
Receivable for investment securities sold		753,160
Dividends and securities lending income receivable		64,403
Prepaid expenses		550
		90,361,002
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		69,700
Liability for securities on loan—Note 1(b)		2,023,897
Payable for investment securities purchased		773,204
Payable for shares of Beneficial Interest redeemed		62,911
Accrued expenses		55,000
		2,984,712
Net Assets ($)		87,376,290
Composition of Net Assets ($):
Paid-in capital		57,233,896
Accumulated undistributed investment income—net		104,590
Accumulated net realized gain (loss) on investments		7,475,339
Accumulated net unrealized appreciation (depreciation) on investments		22,562,465
Net Assets ($)		87,376,290

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	82,070,349	5,305,941
Shares Outstanding	2,508,369	161,954
Net Asset Value Per Share ($)	32.72	32.76

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,441,629
Affiliated issuers	7,253
Income from securities lending—Note 1(b)	9,818
Total Income	1,458,700
Expenses:
Investment advisory fee—Note 3(a)	623,580
Professional fees	63,236
Prospectus and shareholders’ reports	19,571
Custodian fees—Note 3(b)	17,916
Distribution fees—Note 3(b)	13,493
Trustees’ fees and expenses—Note 3(c)	6,595
Loan commitment fees—Note 2	1,299
Shareholder servicing costs—Note 3(b)	652
Miscellaneous	19,016
Total Expenses	765,358
Less—reduction in fees due to earnings credits—Note 3(b)	(66)
Net Expenses	765,292
Investment Income—Net	693,408
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,904,298
Net unrealized appreciation (depreciation) on investments	6,378,459
Net Realized and Unrealized Gain (Loss) on Investments	14,282,757
Net Increase in Net Assets Resulting from Operations	14,976,165

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	693,408	914,214
Net realized gain (loss) on investments	7,904,298	3,677,533
Net unrealized appreciation (depreciation) on investments	6,378,459	2,834,430
Net Increase (Decrease) in Net Assets Resulting from Operations	14,976,165	7,426,177
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(575,664)	(889,195)
Service Shares	(26,116)	(49,766)
Net realized gain on investments:
Initial Shares	(3,384,893)	(8,761,675)
Service Shares	(241,113)	(613,919)
Total Distributions	(4,227,786)	(10,314,555)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,050,148	2,121,289
Service Shares	267,978	194,912
Distributions reinvested:
Initial Shares	3,960,557	9,650,870
Service Shares	267,229	663,685
Cost of shares redeemed:
Initial Shares	(9,798,754)	(12,585,623)
Service Shares	(1,199,596)	(1,111,240)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,452,438)	(1,066,107)
Total Increase (Decrease) in Net Assets	7,295,941	(3,954,485)
Net Assets ($):
Beginning of Period	80,080,349	84,034,834
End of Period	87,376,290	80,080,349
Undistributed investment income—net	104,590	12,962
Capital Share Transactions (Shares):
Initial Shares
Shares sold	100,546	77,659
Shares issued for distributions reinvested	135,968	368,489
Shares redeemed	(324,338)	(461,673)
Net Increase (Decrease) in Shares Outstanding	(87,824)	(15,525)
Service Shares
Shares sold	8,785	7,014
Shares issued for distributions reinvested	9,184	25,321
Shares redeemed	(39,159)	(40,424)
Net Increase (Decrease) in Shares Outstanding	(21,190)	(8,089)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	28.81	29.98	32.68	29.92	22.07
Investment Operations:
Investment income—net[a]	.26	.33	.26	.24	.23
Net realized and unrealized gain (loss) on investments	5.22	2.27	.28	2.77	7.86
Total from Investment Operations	5.48	2.60	.54	3.01	8.09
Distributions:
Dividends from investment income—net	(.23)	(.34)	(.27)	(.25)	(.24)
Dividends from net realized gain on investments	(1.34)	(3.43)	(2.97)	–	–
Total Distributions	(1.57)	(3.77)	(3.24)	(.25)	(.24)
Net asset value, end of period	32.72	28.81	29.98	32.68	29.92
Total Return (%)	19.71	10.04	1.59	10.07	36.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.88	.87	.89
Ratio of net expenses to average net assets	.90	.90	.88	.87	.89
Ratio of net investment income to average net assets	.85	1.17	.84	.78	.91
Portfolio Turnover Rate	61.00	64.41	62.03	51.99	50.46
Net Assets, end of period ($ x 1,000)	82,070	74,797	78,296	85,534	84,479

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	28.85	30.01	32.71	29.94	22.09
Investment Operations:
Investment income—net[a]	.18	.25	.18	.16	.17
Net realized and unrealized gain (loss) on investments	5.22	2.29	.27	2.78	7.85
Total from Investment Operations	5.40	2.54	.45	2.94	8.02
Distributions:
Dividends from investment income—net	(.15)	(.27)	(.18)	(.17)	(.17)
Dividends from net realized gain on investments	(1.34)	(3.43)	(2.97)	–	–
Total Distributions	(1.49)	(3.70)	(3.15)	(.17)	(.17)
Net asset value, end of period	32.76	28.85	30.01	32.71	29.94
Total Return (%)	19.38	9.78	1.32	9.83	36.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.13	1.12	1.14
Ratio of net expenses to average net assets	1.15	1.15	1.13	1.12	1.14
Ratio of net investment income to average net assets	.60	.92	.59	.52	.65
Portfolio Turnover Rate	61.00	64.41	62.03	51.99	50.46
Net Assets, end of period ($ x 1,000)	5,306	5,283	5,739	7,162	8,051

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

19

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

20

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	84,941,780	–	–	84,941,780

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Equity Securities—Foreign Common Stocks†	1,679,323	–	–	1,679,323
Exchange-Traded Funds	446,878	–	–	446,878
Registered Investment Companies	2,463,391	–	–	2,463,391

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $1,761 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,992,481 undistributed capital gains $5,970,861 and unrealized appreciation $22,166,733.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $601,780 and $980,382, and long-term capital gains $3,626,006 and $9,334,173, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency

23

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $13,493 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $458 for transfer agency services and $59 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $59.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

24

determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $17,916 pursuant to the custody agreement. These fees were partially offset by earnings credits of $7.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $55,557, Distribution Plan fees $1,140, custodian fees $4,400, Chief Compliance Officer fees $8,406 and transfer agency fees $197.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $50,244,539 and $56,786,277, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $67,364,639; accordingly, accumulated net unrealized appreciation on investments was $22,166,733, consisting of $23,111,572 gross unrealized appreciation and $944,839 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 54.04% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $1.3400 per share as a long-term capital gain distribution paid on March 31, 2017.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

28

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

31

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Variable Investment Fund, Growth and Income Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0108AR1217

Dreyfus Variable Investment Fund, International Equity Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by the fund’s primary portfolio managers, Paul Markham, Jeff Munroe, and Yuko Takano of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial Shares produced a total return of 27.32%, and its Service Shares produced a total return of 27.02%.1 This compares with a 25.03% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equities posted robust gains on the strength of better-than-expected corporate earnings and improving economic conditions. The fund outperformed the Index, largely due to favorable individual stock selections across several market sectors.

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its net assets in stocks of foreign companies.

The process of seeking investment ideas takes place within the framework of Newton’s global investment themes. These themes are based on observable economic, industrial, or social trends that we believe will affect markets, industries, or companies globally, and so help to identify areas of investment opportunity and risk. As of the end of the reporting period, such themes included debt burden, which asserts that certain economies and institutions need to reduce their budget deficits and debt obligations, which jeopardizes their economic prospects (and provided the rationale for the portfolio’s underweighted exposure during the reporting period to the financials sector). Elsewhere, our net effects theme identifies the investment opportunities and challenges inherent in an interconnected world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation, and interest rates; investment themes; the relative values of equities, bonds, and cash; company fundamentals; and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock reaches what we determine to be a full valuation.

Economic and Political Developments Supported Gains

Stocks rallied in early 2017 amid optimism that a new U.S. presidential administration would reinvigorate the U.S. economy. However, economic data painted a rather less robust picture, and political distractions soon dampened investor enthusiasm regarding stimulative U.S. government policy reforms. In Europe, elections in France and the United Kingdom gave rise to contrasting results, the former providing greater certainty

3

DISCUSSION OF FUND PERFORMANCE (continued)

and the latter weakening the government’s perceived stability. Toward the end of the year, the composition of the next German government became uncertain after parliamentary elections.

U.S. and U.K. central banks raised short-term interest rates in 2017 as developed markets backed away from their previously accommodative monetary policies. However, investors generally took these well-telegraphed interest-rate hikes in stride, focusing instead on rising corporate earnings and sending stock prices higher.

Global markets ended 2017 with a flourish. Economic data and corporate earnings proved broadly supportive of equities, while positive political developments included the reelection of Japan’s incumbent government, the conclusion of the first phase of negotiations between the United Kingdom and the European Union, and the passage of U.S. tax-reform legislation.

Stock Selections Bolstered Relative Returns

The fund outperformed the Index in 2017 due to favorable stock selections across several market sectors. Among Japanese industrial companies, staffing firms TechnoPro Holdings and Recruit Holdings advanced due to favorable supply-and-demand dynamics in a tight labor market. In the information technology sector, Infineon Technologies proved well positioned to benefit from secular trends toward electric vehicle adoption, factory automation, alternative energy, and reduced automobile emissions. In the consumer discretionary sector, information services provider Wolters Kluwer appears poised for higher revenues and profit margins.

On the other hand, health care company China Biologic Products Holdings was undermined by industrywide policy changes, competitive pressures, and a suspension of production prior to opening a new plant. Teva Pharmaceutical Industries struggled with U.S. generic drug pricing pressures, greater competition for a branded drug, management turmoil, and delays in U.S. regulatory approvals for new generic drugs. Japan Tobacco lost value due to concerns about its ability to compete in “next-generation” products in its home market.

At times during the year, the fund employed currency forward contracts to protect certain overweighted positions.

Positioned for Further Growth

Stocks have maintained strong momentum as a result of easy monetary policy, cheap debt financing, and expectations of more stimulative government policies. Nonetheless, economic and market turbulence could increase as central banks withdraw monetary stimulus and the world contends with challenging demographics, technological change, and a heavy debt burden.

Against this backdrop, we have continued to emphasize long-term investments with the capacity to grow under a variety of market and economic conditions, particularly among information technology companies benefiting from secular growth trends. In contrast,

4

we have identified relatively few opportunities in the materials, utilities, and financials sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio Initial shares and Service shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index (Europe, Australasia, Far East) is a free float adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	27.32%	6.92%	1.58%
Service shares	27.02%	6.65%	1.31%
MSCI EAFE Index	25.03%	7.90%	1.94%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$6.12	$7.45
Ending value (after expenses)	$1,112.70	$1,111.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.85	$7.12
Ending value (after expenses)	$1,019.41	$1,018.15

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Initial shares and 1.40% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 97.5%
Australia - .9%
Dexus	44,667		339,216
China - 2.9%
Baidu, ADR	2,633	[a]	616,675
China Biologic Products Holdings	5,527	[a]	435,362
			1,052,037
France - 6.5%
BNP Paribas	9,191		685,407
L'Oreal	2,259		500,435
Total	11,780		649,963
Vivendi	20,541		552,347
			2,388,152
Georgia - 1.0%
TBC Bank Group	15,235		358,851
Germany - 12.9%
Bayer	3,396		422,377
Deutsche Post	10,124		480,938
Deutsche Wohnen-BR	8,177		356,524
Hella KGaA Hueck & Co.	10,044		621,479
Infineon Technologies	44,682		1,220,364
LEG Immobilien	5,075		579,262
SAP	5,410		606,621
Telefonica Deutschland Holding	88,736		445,613
			4,733,178
Hong Kong - 3.6%
AIA Group	106,000		904,002
Man Wah Holdings	440,800		417,415
			1,321,417
India - 1.7%
HDFC Bank, ADR	5,985		608,495
Ireland - 3.8%
AIB Group	100,077		660,424
CRH	20,529		735,769
			1,396,193
Japan - 30.1%
Don Quijote Holdings	14,300		747,565
Ebara	17,400		663,537
FANUC	2,000		480,517
Invincible Investment	879		373,614
Japan Airlines	14,036		549,228
Japan Tobacco	25,900		834,190
M3	12,300		430,604

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Japan - 30.1% (continued)
Macromill	13,600		324,616
Mitsubishi UFJ Financial Group	67,600		496,008
Recruit Holdings	19,805		491,876
Seven & i Holdings	7,900		328,124
Skylark	22,000		312,661
SoftBank Group	7,600		600,424
Sony	21,500		965,759
Sugi Holdings	12,100		617,086
Suntory Beverage & Food	11,000		489,172
Suzuki Motor	4,900		283,808
TechnoPro Holdings	20,400		1,108,204
Topcon	23,800		514,160
Yokogawa Electric	24,500		468,359
			11,079,512
Netherlands - 6.5%
RELX	22,966		527,961
Unilever	9,638		541,503
Wolters Kluwer	25,656		1,336,000
			2,405,464
Norway - 1.1%
DNB	22,199		410,455
Portugal - 1.1%
Galp Energia	22,507		413,477
South Korea - 1.5%
Samsung SDI	2,869		544,754
Switzerland - 5.9%
Credit Suisse Group	36,735	[a]	653,894
Novartis	9,412		795,707
Roche Holding	2,924		739,606
			2,189,207
United Kingdom - 18.0%
Associated British Foods	9,481		360,433
Barclays	234,044		638,146
British American Tobacco	8,645		583,454
Diageo	10,457		382,708
Ferguson	10,157		726,759
GlaxoSmithKline	21,462		379,615
Prudential	21,015		540,298
Royal Bank of Scotland Group	347,123	[a]	1,294,711
Royal Dutch Shell, Cl. B	27,132		915,077
Vodafone Group	257,052		812,043
			6,633,244
Total Common Stocks (cost $29,583,742)			35,873,652

10

Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.8%
Germany - 1.8%
Volkswagen (cost $510,651)	1.14	3,275		652,673

Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $161,206)		161,206	[b]	161,206
Total Investments (cost $30,255,599)		99.7%		36,687,531
Cash and Receivables (Net)		.3%		109,067
Net Assets		100.0%		36,796,598

ADR—American Depository Receipt

BR—Bearer Certificate

aNon-income producing security.

bInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financial	19.7
Consumer Goods	18.0
Consumer Services	15.6
Industrial	12.5
Technology	9.7
Health Care	7.8
Oil & Gas	5.4
Telecommunications	5.0
Real Estate	4.5
Basic Materials	1.1
Money Market Investment	.4
99.7

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	123,284	9,327,727	9,289,805	161,206.4		3,736

See notes to financial statements.

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	23,390	Hong Kong Dollar	182,802	1/2/18	(7)
United States Dollar	40,113	Hong Kong Dollar	313,418	1/3/18	(3)
State Street Bank and Trust Co
United States Dollar	1,062,024	Japanese Yen	119,100,000	3/16/18	816
Gross Unrealized Appreciation					816
Gross Unrealized Depreciation					(10)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	30,094,393	36,526,325
Affiliated issuers	161,206	161,206
Cash		3,841
Cash denominated in foreign currency	1,591	1,588
Dividends receivable		91,484
Tax reclaim receivable		64,522
Receivable for investment securities sold		63,513
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		816
Prepaid expenses		1,319
		36,914,614
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		40,989
Payable for shares of Beneficial Interest redeemed		11,448
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		10
Accrued expenses		65,569
		118,016
Net Assets ($)		36,796,598
Composition of Net Assets ($):
Paid-in capital		30,037,902
Accumulated undistributed investment income—net		325,291
Accumulated net realized gain (loss) on investments		(538)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		6,433,943
Net Assets ($)		36,796,598

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	29,036,972	7,759,626
Shares Outstanding	1,368,733	366,189
Net Asset Value Per Share ($)	21.21	21.19

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $61,773 foreign taxes withheld at source):
Unaffiliated issuers	729,788
Affiliated issuers	3,736
Total Income	733,524
Expenses:
Investment advisory fee—Note 3(a)	260,088
Professional fees	78,761
Prospectus and shareholders’ reports	20,868
Distribution fees—Note 3(b)	19,192
Custodian fees—Note 3(b)	12,126
Trustees’ fees and expenses—Note 3(c)	2,144
Loan commitment fees—Note 2	716
Shareholder servicing costs—Note 3(b)	344
Miscellaneous	20,983
Total Expenses	415,222
Less—reduction in fees due to earnings credits—Note 3(b)	(28)
Net Expenses	415,194
Investment Income—Net	318,330
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,666,311
Net realized gain (loss) on forward foreign currency exchange contracts	15,918
Net Realized Gain (Loss)	1,682,229
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	6,278,497
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	12,103
Net Unrealized Appreciation (Depreciation)	6,290,600
Net Realized and Unrealized Gain (Loss) on Investments	7,972,829
Net Increase from Payment by Affiliate	4,470
Net Increase in Net Assets Resulting from Operations	8,295,629

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	318,330	418,725
Net realized gain (loss) on investments	1,682,229	(58,494)
Net unrealized appreciation (depreciation) on investments	6,290,600	(2,486,353)
Net increase from payment by affiliate	4,470	31,398
Net Increase (Decrease) in Net Assets Resulting from Operations	8,295,629	(2,094,724)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(280,462)	(242,714)
Service Shares	(61,227)	(54,086)
Total Distributions	(341,689)	(296,800)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,710,528	1,881,286
Service Shares	579,595	505,501
Distributions reinvested:
Initial Shares	280,462	242,714
Service Shares	61,227	54,086
Cost of shares redeemed:
Initial Shares	(3,712,719)	(4,065,315)
Service Shares	(2,104,373)	(1,917,468)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(3,185,280)	(3,299,196)
Total Increase (Decrease) in Net Assets	4,768,660	(5,690,720)
Net Assets ($):
Beginning of Period	32,027,938	37,718,658
End of Period	36,796,598	32,027,938
Undistributed investment income—net	325,291	314,530
Capital Share Transactions (Shares):
Initial Shares
Shares sold	89,932	110,020
Shares issued for distributions reinvested	15,783	14,062
Shares redeemed	(195,697)	(238,821)
Net Increase (Decrease) in Shares Outstanding	(89,982)	(114,739)
Service Shares
Shares sold	30,986	29,706
Shares issued for distributions reinvested	3,442	3,132
Shares redeemed	(111,339)	(112,165)
Net Increase (Decrease) in Shares Outstanding	(76,911)	(79,327)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.85	18.00	18.35	19.28	16.86
Investment Operations:
Investment income—net[a]	.19	.22	.21	.46	.27
Net realized and unrealized gain (loss) on investments	4.37	(1.23)	.07	(.96)	2.66
Total from Investment Operations	4.56	(1.01)	.28	(.50)	2.93
Distributions:
Dividends from investment income—net	(.20)	(.16)	(.63)	(.43)	(.51)
Payment by affiliate	.00[b,c]	.02[c]	-	-	-
Net asset value, end of period	21.21	16.85	18.00	18.35	19.28
Total Return (%)	27.32[c]	(5.54)[c]	1.38	(2.65)	17.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.17	1.14	1.08	1.11
Ratio of net expenses to average net assets	1.14	1.17	1.14	1.08	1.11
Ratio of net investment income to average net assets	.97	1.28	1.13	2.44	1.49
Portfolio Turnover Rate	28.36	36.91	32.28	44.96	48.07
Net Assets, end of period ($ x 1,000)	29,037	24,574	28,330	29,731	32,192

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2017, this payment had no impact on total return. In 2016, the total return would have been (5.65%) had payment not been made by The Bank of New York Mellon Corporation.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.82	17.97	18.31	19.24	16.83
Investment Operations:
Investment income—net[a]	.14	.18	.17	.42	.23
Net realized and unrealized gain (loss) on investments	4.38	(1.24)	.07	(.97)	2.65
Total from Investment Operations	4.52	(1.06)	.24	(.55)	2.88
Distributions:
Dividends from investment income—net	(.15)	(.11)	(.58)	(.38)	(.47)
Payment by affiliate	.00[b,c]	.02[c]	-	-	-
Net asset value, end of period	21.19	16.82	17.97	18.31	19.24
Total Return (%)	27.02[c]	(5.83)[c]	1.17	(2.90)	17.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.42	1.39	1.33	1.36
Ratio of net expenses to average net assets	1.39	1.42	1.39	1.33	1.36
Ratio of net investment income to average net assets	.73	1.05	.90	2.22	1.24
Portfolio Turnover Rate	28.36	36.91	32.28	44.96	48.07
Net Assets, end of period ($ x 1,000)	7,760	7,454	9,389	10,022	11,578

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c In 2017 and 2016, the fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. In 2017, this payment had no impact on total return. In 2016, the total return would have been (5.94%) had payment not been made by The Bank of New York Mellon Corporation.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Equity Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	1,660,532	34,213,120†	-	35,873,652
Equity Securities - Foreign Preferred Stocks	-	652,673†	-	652,673
Registered Investment Company	161,206	-	-	161,206
Forward Foreign Currency Exchange Contracts††	-	816	-	816
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(10)	-	(10)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

22

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $412,919 and unrealized appreciation $6,345,777.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $341,689 and $296,800, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses, class action settlement, passive foreign investment companies and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $34,120, increased accumulated net realized gain (loss) on investments by $7,705,094 and decreased paid-in capital by $7,739,214. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following rates:

24

Average Net Assets

0 up to $100 million ....................................... .35%

$100 million up to $1 billion .......................... .30%

$1 billion up to $1.5 billion ............................ .26%

In excess of $1.5 billion .................................. .20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $19,192 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $291 for transfer agency services and $28 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $28.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $12,126 pursuant to the custody agreement.

25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $23,257, Distribution Plan fees $1,644, custodian fees $7,525, Chief Compliance Officer fees $8,406 and transfer agency fees $157.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended December 31, 2017, the fund received proceeds of $4,470 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2017, amounted to $9,686,624 and $12,897,833, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the

26

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	816	(10)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	816	(10)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	816	(10)

27

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	816		-	-	816
Total	816		-	-	816

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(10)		-	-	(10)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Forward contracts	1,737,703

At December 31, 2017, the cost of investments for federal income tax purposes was $30,342,949; accordingly, accumulated net unrealized appreciation on investments inclusive derivative contracts was $6,344,572, consisting of $8,001,769 gross unrealized appreciation and $1,657,197 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2017:

- the total amount of taxes paid to foreign countries was $61,773.

- the total amount of income sourced from foreign countries was $793,354.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

32

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

34

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

35

NOTES

36

NOTES

37

For More Information

Dreyfus Variable Investment Fund, International Equity Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V 4LA
UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0109AR1217

Dreyfus Variable Investment Fund, International Value Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, International Value Portfolio’s Initial Shares produced a total return of 28.52%, and its Service Shares produced a total return of 28.14%.1 This compares with a 25.03% return produced by the fund’s benchmark, the MSCI EAFE Index (the “Index”), for the same period.2

International equities posted robust gains on the strength of better-than-expected corporate earnings and improving global economic conditions. The fund outperformed the Index, largely due to favorable individual stock selections in Japan, Germany, and the Netherlands.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund normally invests substantially all of its assets in the stocks of foreign companies, including those located in emerging market countries. The fund’s investment approach is value-oriented and research-driven. In selecting stocks, the portfolio managers identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures: business health, or overall efficiency and profitability as measured by return on assets and return on equity: and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near-term to midterm.

Economic and Political Developments Supported Gains

2017 marked the first year of sustained, synchronized global growth since the financial crisis a decade ago. As Europe and Asia joined the United States in producing accelerating economic growth and rising corporate earnings, equity markets responded by climbing steadily throughout the year. Consequently, the Index ended 2017 at its highest level since mid-2008.

In the European Union (EU), political worries receded as anti-EU candidates for national office were rejected by voters in favor of more centrist, pro-EU figures, first in the Netherlands in March 2017 and then three months later in France. The region’s economic growth was underscored by greater economic activity, strengthening labor markets, and less need for monetary stimulus from the European Central Bank. While the U.K. market also advanced, it lagged most of Europe in part due to unresolved issues regarding the country’s impending exit from the EU. In Japan, the country’s central bank revised its growth estimates upwards amid a slew of unexpectedly strong corporate earnings reports, and the reelection of the incumbent government in October’s snap elections further bolstered the local market’s momentum.

Stock Selections Bolstered Relative Returns

Relatively strong individual stock selections enabled the fund to produce higher returns than the Index in 2017. Japanese holdings generated particularly strong gains, led by electronics manufacturer Sony, which made progress in corporate restructurings designed to increase profitability. Vehicle manufacturer Suzuki Motor rose sharply due to higher sales volumes in

3

DISCUSSION OF FUND PERFORMANCE (continued)

India, the European Union, and Japan. Chemicals maker Tosoh reported improving business trends and reduced production costs. Among German holdings, electric utility E.ON benefited from a favorable court settlement, while financial services provider Allianz posted strong financial results. In the Netherlands, banking group ABN AMRO Group was buoyed by an improving capital position and a reduction in non-performing loans, while brewer Heineken exceeded earnings expectations due to rising sales volumes and strategic acquisitions in the craft brewing area. Other top performers during 2017 included U.K.-based Fiat Chrysler Automobiles and Hong Kong-based financial firm AIA Group.

Although disappointments proved relatively mild during the year, underweighted exposure to U.K.-based energy companies detracted from the fund’s relative results, as did a position in advertising agency WPP, which faced competitive pricing pressures arising from the shift to digital media. In France, lack of exposure to high-flying luxury goods producers proved counterproductive, while grocery chain Carrefour missed quarterly earnings expectations. In Israel, pharmaceutical company Teva Pharmaceutical Industries was hurt by pricing pressures and a heavy debt load. Other notable disappointments included two Japanese holdings, drug manufacturer Astellas Pharma and retail store operator Seven & I Holdings.

A Positive Environment for International Equities

Encouraging global economic trends and relatively attractive valuations continue to portend well for the world’s developed equity markets. As of the end of the reporting period, our stock selection process has identified an ample number of attractive opportunities among Dutch and Swiss equities, while leading us to trim the fund’s exposure to Australian and German stocks. From a sector allocation perspective, we have added to financial and utilities holdings, but we have reduced the fund’s exposure to the energy and industrials sectors.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and Service shares and the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Value Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	28.52%	6.56%	0.79%
Service shares	28.14%	6.30%	0.54%
MSCI EAFE Index	25.03%	7.90%	1.94%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.59	$5.92
Ending value (after expenses)	$1,115.50	$1,114.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.38	$5.65
Ending value (after expenses)	$1,020.87	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of .86% for Initial shares and 1.11% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares	Value ($)
Common Stocks - 99.4%
Australia - 5.1%
Australia & New Zealand Banking Group	25,746	575,074
BHP Billiton	23,061	530,824
Macquarie Group	10,421	807,935
Woodside Petroleum	20,751	536,324
Woolworths Group	24,546	522,460
		2,972,617
Belgium - 1.4%
bpost	14,620	444,874
UCB	4,516	357,867
		802,741
Brazil - .9%
APERAM	10,648	548,104
Denmark - 1.4%
Chr. Hansen Holding	8,893	834,037
Finland - .9%
UPM-Kymmene	16,366	507,809
France - 9.4%
Arkema	3,783	459,708
Atos	4,246	618,050
BNP Paribas	16,987	1,266,783
Cie Generale des Etablissements Michelin	3,984	570,684
Orange	63,225	1,097,132
Renault	5,262	528,871
Thales	2,475	266,336
Vinci	6,377	650,625
		5,458,189
Germany - 7.2%
Allianz	4,340	993,917
Continental	1,994	538,329
Deutsche Post	15,067	715,755
Evonik Industries	15,285	573,440
Fresenius & Co.	10,039	781,637
Infineon Technologies	21,336	582,733
		4,185,811
Hong Kong - 3.2%
AIA Group	146,000	1,245,134
Sun Hung Kai Properties	39,000	649,656
		1,894,790
Italy - 5.5%
Enel	126,845	779,664

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Italy - 5.5% (continued)
Fiat Chrysler Automobiles	38,798	[a]	691,790
Leonardo	33,104		393,607
Moncler	19,944		623,100
Telecom Italia	838,485	[a]	723,832
			3,211,993
Japan - 23.9%
Alps Electric	30,000		853,741
Chubu Electric Power	33,400		414,815
Daiwa Securities Group	52,000		326,337
Denso	13,500		810,514
Hitachi	146,000		1,135,748
ITOCHU	25,600		477,973
Japan Airlines	13,900		543,906
JTEKT	17,000		292,214
KDDI	21,000		522,844
MinebeaMitsumi	21,900		459,506
Mitsubishi Electric	39,200		651,338
Nintendo	1,300		473,268
Recruit Holdings	16,200		402,342
Seven & i Holdings	19,900		826,539
Shionogi & Co.	8,500		459,569
Showa Denko	10,500		447,948
Showa Shell Sekiyu	53,400		725,438
Sony	28,900		1,298,159
Sumitomo Mitsui Financial Group	34,600		1,494,374
Suzuki Motor	14,000		810,881
Zeon	34,000		492,337
			13,919,791
Macau - 1.5%
Sands China	168,800		868,792
Netherlands - 5.2%
ABN AMRO Group	32,999	[b]	1,061,843
Heineken	8,180		852,635
NN Group	25,242		1,091,437
			3,005,915
Norway - .5%
Telenor	13,643		292,242
Portugal - 1.3%
Galp Energia	40,356		741,382
Spain - 3.4%
ACS Actividades de Construccion y Servicios	13,863		542,403

8

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Spain - 3.4% (continued)
Banco Santander	218,361		1,431,867
			1,974,270
Sweden - 1.5%
Alfa Laval	18,715		441,274
Volvo, Cl. B	22,499		418,626
			859,900
Switzerland - 8.8%
ABB	21,270		568,811
Adecco Group	7,097		542,421
Julius Baer Group	16,274	[a]	994,944
Lonza Group	2,341	[a]	632,384
Novartis	13,260		1,121,024
Roche Holding	5,094		1,288,493
			5,148,077
United Kingdom - 16.5%
Anglo American	23,043		481,600
Compass Group	19,581		423,398
Diageo	36,418		1,332,835
Ferguson	6,068		434,181
Imperial Brands	23,312		996,236
Prudential	40,784		1,048,561
Royal Dutch Shell, Cl. B	24,457		824,857
Shire	14,383		746,021
Smiths Group	14,703		294,135
SSE	57,903		1,031,522
Standard Chartered	81,124	[a]	853,697
Unilever	21,231		1,176,185
			9,643,228
United States - 1.8%
iShares MSCI EAFE ETF	14,926		1,049,447
Total Common Stocks (cost $49,670,354)			57,919,135

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Other Investment - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $243,064)	243,064	[c]	243,064
Total Investments (cost $49,913,418)	99.8%		58,162,199
Cash and Receivables (Net)	.2%		135,265
Net Assets	100.0%		58,297,464

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities were valued at $1,061,843 or 1.82% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.6
Industrials	14.7
Consumer Discretionary	12.3
Consumer Staples	9.8
Health Care	9.2
Materials	8.4
Information Technology	6.3
Energy	4.9
Telecommunication Services	4.5
Utilities	3.8
Exchange-Traded Funds	1.8
Real Estate	1.1
Money Market Investment	.4
99.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales ($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	328,652	17,153,871	17,239,459	243,064.4		2,303

See notes to financial statements.

11

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Barclays Bank
Euro	37,315	United States Dollar	44,746	1/2/18	26
Gross Unrealized Appreciation					26

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	49,670,354	57,919,135
Affiliated issuers	243,064	243,064
Cash		32,784
Cash denominated in foreign currency	129,257	132,333
Receivable for investment securities sold		148,454
Tax reclaim receivable		88,190
Dividends receivable		10,422
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		26
Prepaid expenses		629
		58,575,037
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		52,361
Payable for investment securities purchased		138,524
Payable for shares of Beneficial Interest redeemed		28,888
Accrued expenses		57,800
		277,573
Net Assets ($)		58,297,464
Composition of Net Assets ($):
Paid-in capital		65,932,830
Accumulated undistributed investment income—net		836,598
Accumulated net realized gain (loss) on investments		(16,722,713)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		8,250,749
Net Assets ($)		58,297,464

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	22,044,575	36,252,889
Shares Outstanding	1,796,342	2,952,593
Net Asset Value Per Share ($)	12.27	12.28

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $136,781 foreign taxes withheld at source):
Unaffiliated issuers	1,341,181
Affiliated issuers	2,303
Total Income	1,343,484
Expenses:
Investment advisory fee—Note 3(a)	515,832
Distribution fees—Note 3(b)	78,054
Professional fees	77,862
Custodian fees—Note 3(b)	62,685
Prospectus and shareholders’ reports	19,085
Trustees’ fees and expenses—Note 3(c)	6,012
Shareholder servicing costs—Note 3(b)	1,866
Loan commitment fees—Note 2	1,017
Miscellaneous	24,209
Total Expenses	786,622
Less—reduction in expenses due to undertaking—Note 3(a)	(264,641)
Less—reduction in fees due to earnings credits—Note 3(b)	(62)
Net Expenses	521,919
Investment Income—Net	821,565
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,744,060
Net realized gain (loss) on forward foreign currency exchange contracts	11,323
Net Realized Gain (Loss)	2,755,383
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,080,482
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	185
Net Unrealized Appreciation (Depreciation)	9,080,667
Net Realized and Unrealized Gain (Loss) on Investments	11,836,050
Net Increase from Payment by Affiliate	1,201
Net Increase in Net Assets Resulting from Operations	12,658,816

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	821,565	607,447
Net realized gain (loss) on investments	2,755,383	(2,713,802)
Net unrealized appreciation (depreciation) on investments	9,080,667	1,387,600
Net increase from payment by affiliate	1,201	8,436
Net Increase (Decrease) in Net Assets Resulting from Operations	12,658,816	(710,319)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(293,637)	(402,054)
Service Shares	(394,293)	(263,458)
Total Distributions	(687,930)	(665,512)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,586,028	2,924,740
Service Shares	8,168,542	15,004,825
Distributions reinvested:
Initial Shares	293,637	402,054
Service Shares	394,293	263,458
Cost of shares redeemed:
Initial Shares	(2,796,223)	(7,162,172)
Service Shares	(6,422,662)	(6,333,479)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,223,615	5,099,426
Total Increase (Decrease) in Net Assets	14,194,501	3,723,595
Net Assets ($):
Beginning of Period	44,102,963	40,379,368
End of Period	58,297,464	44,102,963
Undistributed investment income—net	836,598	684,963
Capital Share Transactions (Shares):
Initial Shares
Shares sold	239,807	307,789
Shares issued for distributions reinvested	28,619	42,863
Shares redeemed	(249,081)	(747,037)
Net Increase (Decrease) in Shares Outstanding	19,345	(396,385)
Service Shares
Shares sold	731,930	1,553,523
Shares issued for distributions reinvested	38,318	27,998
Shares redeemed	(582,351)	(665,882)
Net Increase (Decrease) in Shares Outstanding	187,897	915,639

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Initial Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.70	10.04	10.55	11.82	9.82
Investment Operations:
Investment income—net[a]	.19	.18	.18	.19	.18
Net realized and unrealized gain (loss) on investments	2.54	(.33)	(.45)	(1.27)	2.04
Total from Investment Operations	2.73	(.15)	(.27)	(1.08)	2.22
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.24)	(.19)	(.22)
Payment by affiliate	.00[b,c]	.00[b,c]	-	-	-
Net asset value, end of period	12.27	9.70	10.04	10.55	11.82
Total Return (%)	28.52[c]	(1.45)[c]	(2.72)	(9.32)	22.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.38	1.38	1.29	1.25
Ratio of net expenses to average net assets	.86	.85	.83	.99	.95
Ratio of net investment income to average net assets	1.75	1.87	1.66	1.68	1.71
Portfolio Turnover Rate	62.39	108.21	147.24	45.43	57.30
Net Assets, end of period ($ x 1,000)	22,045	17,241	21,814	33,147	42,421

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

See notes to financial statements.

16

Service Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.72	10.04	10.55	11.82	9.82
Investment Operations:
Investment income—net[a]	.17	.13	.17	.16	.16
Net realized and unrealized gain (loss) on investments	2.54	(.29)	(.47)	(1.28)	2.03
Total from Investment Operations	2.71	(.16)	(.30)	(1.12)	2.19
Distributions:
Dividends from investment income—net	(.15)	(.16)	(.21)	(.15)	(.19)
Payment by affiliate	.00[b,c]	.00[b,c]	-	-	-
Net asset value, end of period	12.28	9.72	10.04	10.55	11.82
Total Return (%)	28.14[c]	(1.58)[c]	(2.98)	(9.57)	22.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62	1.61	1.63	1.54	1.50
Ratio of net expenses to average net assets	1.11	1.10	1.08	1.24	1.20
Ratio of net investment income to average net assets	1.49	1.41	1.53	1.40	1.47
Portfolio Turnover Rate	62.39	108.21	147.24	45.43	57.30
Net Assets, end of period ($ x 1,000)	36,253	26,862	18,566	23,038	32,104

a Based on average shares outstanding.

b Amount represents less than $.01.

c The fund received proceeds from a class action settlement from The Bank of New York Mellon Corporation. This payment had no impact on total return.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

18

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

20

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	-	56,869,688	† -	56,869,688
Exchange-Traded Funds	1,049,447	-	-	1,049,447
Registered Investment Company	243,064	-	-	243,064
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	26	-	26

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation at period end.

At December 31, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

21

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $836,598, accumulated capital losses $16,716,592 and unrealized appreciation $8,244,628.

22

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2017. The fund has $16,716,592 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $687,930 and $665,512, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, class action settlement, capital loss carryover expiration and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $18,000, increased accumulated net realized gain (loss) on investments by $21,622,693 and decreased paid-in capital by $21,640,693. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2017 through May 1, 2018, to waive

23

NOTES TO FINANCIAL STATEMENTS (continued)

receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .86% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $264,641 during the period ended December 31, 2017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $78,054 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $1,739 for transfer agency services and $62 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $62.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $62,685 pursuant to the custody agreement.

24

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $48,023, Distribution Plan fees $7,366, custodian fees $13,071, Chief Compliance Officer fees $8,406 and transfer agency fees $135, which are offset against an expense reimbursement currently in effect in the amount of $24,640.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) During the period ended December 31, 2017, the fund received proceeds of $1,201 from a class action settlement from BNY Mellon related to foreign exchange transactions.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2017, amounted to $34,163,431 and $31,912,816, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to

25

NOTES TO FINANCIAL STATEMENTS (continued)

sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	26	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	26	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	26	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2017:

26

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	26		-	-	26

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Forward contracts	583,648

At December 31, 2017, the cost of investments for federal income tax purposes was $49,919,539; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $8,242,686, consisting of $9,345,981 gross unrealized appreciation and $1,103,295 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

28

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2017:

- the total amount of taxes paid to foreign countries was $136,781.

- the total amount of income sourced from foreign countries was $1,455,260.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 18, 2017, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

30

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives reviewed the fund’s recent short-term performance, which had shown improvement relative to the Performance Universe.

The Board had discussed with representatives of Dreyfus and its affiliates the investment strategy employed in the management of the fund’s assets and how that strategy affected the fund’s relative performance. The Board members also considered that the portfolio management team is relatively new to the fund.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee (second lowest in the Expense Group and Expense Universe) and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the direct expenses of the fund, until May 1, 2018, so that the expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .86%.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board expressed concern about the fund’s relative performance and agreed to closely monitor performance and to approve renewal of the Agreement through March 31, 2018.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the

32

fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement through March 31, 2018.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

34

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

37

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Variable Investment Fund, International Value Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0152AR1217

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by David A. Daglio, Primary Portfolio Manager; James Boyd, Dale Dutile, and Brian Duncan, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of 24.69%, and its Service shares produced a total return of 24.37%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 14.65% for the same period.2

Small-cap stocks gained ground amid better-than-expected corporate earnings and expectations of more stimulative U.S. government policies. Strong stock selections across a variety of market sectors enabled the fund to outperform the Index.

As of November 13, 2017, Brian Duncan became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Rising Corporate Earnings Drove Markets Higher

Equity markets across all capitalization ranges were reenergized in the weeks before the start of 2017 in anticipation of more business-friendly policies from a new presidential administration, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. Small-cap stocks gave back most of the year’s previous gains in August, but the market resumed its rally over the final four months of the year as investors looked forward to the passage of federal tax-reform legislation that contained provisions to substantially reduce corporate tax rates.

In addition, the market’s advance was supported throughout the year by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to raising short-term interest rates was received calmly by investors, who focused more on improving business conditions.

Security Selections Drove Relative Performance

The fund achieved strongly positive results across a variety of market sectors. Most notably, relative performance in the consumer discretionary sector was bolstered by favorable stock picks, such as fitness center franchiser Planet Fitness, which saw robust membership growth. Broadcasters Gray Television and Nexstar Media Group benefited from regulatory changes regarding audience reach. Automotive electronics supplier Visteon encountered greater adoption of its technologies by major automobile manufacturers. The fund also fared well in the information technology sector, where merchant services provider Square satisfied previously unmet needs among small businesses for payment processing and other financial services. Display and lighting specialist Universal Display encountered robust demand for its organic light-emitting diode (OLED) technology. Automatic test

3

DISCUSSION OF FUND PERFORMANCE (continued)

equipment maker Teradyne saw rising demand for its semiconductor test equipment and collaborative robots.

In the financials sector, prepaid credit card issuer Green Dot gained value when some major corporations adopted its payment-processing platform. Lender MGIC Investment benefited from growth in new home ownership and moderating loan losses. Commercial bank SVB Financial Group advanced amid rising lending volumes and higher interest margins. Although the energy sector produced relatively weak results for the Index, the fund’s successful stock selections included oil services provider Select Energy Services, Arch Coal, and natural gas transporter GasLog. Among health care companies, SAGE Therapeutics and Revance Therapeutics climbed after receiving positive clinical trial results for new products.

Disappointments proved relatively mild during 2017. In the consumer staples sector, beauty products seller Avon Products failed to achieve a turnaround in its North American cosmetics operations, leading to its sale from the portfolio.

Positioned for Continued Growth

We are optimistic that the U.S. economy will continue to expand in 2018, and that corporate earnings will continue to grow. Due to their focus on domestic sources of revenue, small-cap companies may be particularly well positioned to benefit from lower U.S. corporate tax rates. However, in the wake of 2017’s robust stock market returns, we believe that market gains may be more modest over the months ahead.

As of year-end, we have identified an ample number of opportunities meeting our investment criteria in the financials, information technology, consumer discretionary, and materials sectors. In contrast, the fund holds underweighted exposure to the real estate, utilities, and telecommunication services sectors.

January 16, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio Initial shares and Service shares and the Russell 2000® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	24.69%	16.57%	8.72%
Service shares	24.37%	16.29%	8.45%
Russell 2000® Index	14.65%	14.12%	8.71%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.58	$5.92
Ending value (after expenses)	$1,137.20	$1,136.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.33	$5.60
Ending value (after expenses)	$1,020.92	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - 1.0%
Visteon	16,102	[a]	2,015,004
Banks - 13.7%
Ameris Bancorp	32,982		1,589,732
Atlantic Capital Bancshares	106,254	[a]	1,870,070
Banner	55,784		3,074,814
FCB Financial Holdings, Cl. A	53,152	[a]	2,700,122
First Interstate BancSystem, Cl. A	78,469		3,142,683
First Merchants	40,116		1,687,279
Great Western Bancorp	78,838		3,137,752
MGIC Investment	284,194	[a]	4,009,977
Midland States Bancorp	28,864		937,503
SVB Financial Group	9,568	[a]	2,236,711
Union Bankshares	92,481		3,345,038
Univest Corporation of Pennsylvania	37,174	[b]	1,042,731
			28,774,412
Capital Goods - 2.4%
Simpson Manufacturing	54,283	[b]	3,116,387
Tennant	27,578	[b]	2,003,542
			5,119,929
Commercial & Professional Services - 1.8%
Deluxe	41,264		3,170,726
Knoll	28,618		659,359
			3,830,085
Consumer Durables & Apparel - 2.4%
G-III Apparel Group	135,549	[a]	5,000,403
Consumer Services - 5.4%
Eldorado Resorts	18,441	[a]	611,319
Houghton Mifflin Harcourt	160,677	[a]	1,494,296
Pinnacle Entertainment	63,814	[a]	2,088,632
Planet Fitness, Cl. A	197,176	[a]	6,828,205
Zoe's Kitchen	24,912	[a]	416,529
			11,438,981
Diversified Financials - 8.6%
Cannae Holdings	95,204	[a]	1,621,324
Capitol Investment Corp. IV	127,394		1,275,214
Donnelley Financial Solutions	113,018	[a]	2,202,721
Green Dot, Cl. A	46,832	[a]	2,822,096
Investment Technology Group	108,963		2,097,538
Raymond James Financial	21,255		1,898,072
SLM	461,611	[a]	5,216,204

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Diversified Financials - 8.6% (continued)
TPG Pace Holdings	89,822		929,658
			18,062,827
Energy - 5.4%
Arch Coal, Cl. A	29,938	[b]	2,789,024
Ardmore Shipping	71,271	[a,b]	570,168
Delek US Holdings	36,492		1,275,030
GasLog	55,080	[b]	1,225,530
PDC Energy	9,277	[a]	478,137
Scorpio Tankers	553,162		1,687,144
Select Energy Services, Cl. A	181,119		3,303,611
			11,328,644
Exchange-Traded Funds - .9%
iShares Russell 2000 ETF	11,749		1,791,253
Food & Staples Retailing - .5%
US Foods Holding	32,754	[a]	1,045,835
Health Care Equipment & Services - 2.8%
AxoGen	57,621	[a]	1,630,674
Evolent Health, Cl. A	130,915	[a,b]	1,610,255
HMS Holdings	150,752	[a]	2,555,246
			5,796,175
Insurance - .3%
Landcadia Holdings	60,324	[a]	634,608
Materials - 7.1%
Alamos Gold, Cl. A	38,653		251,631
Cabot	86,667		5,337,821
Eagle Materials	5,476		620,431
IAMGOLD	85,971	[a]	501,211
Methanex	43,168	[b]	2,613,822
OMNOVA Solutions	177,288	[a]	1,772,880
US Concrete	45,460	[a,b]	3,802,729
			14,900,525
Media - 4.9%
Gray Television	42,187	[a]	706,632
Nexstar Media Group, Cl. A	62,275	[b]	4,869,905
Sinclair Broadcast Group, Cl. A	121,733	[b]	4,607,594
			10,184,131
Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
Flexion Therapeutics	113,708	[a,b]	2,847,248
PRA Health Sciences	7,759	[a]	706,612
Revance Therapeutics	151,648	[a]	5,421,416
Sage Therapeutics	33,371	[a,b]	5,496,537
TherapeuticsMD	1,091,831	[a]	6,594,659
			21,066,472

8

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Retailing - 1.5%
Lithia Motors, Cl. A	28,125	[b]	3,194,719
Semiconductors & Semiconductor Equipment - 2.3%
Microsemi	49,983	[a]	2,581,622
Teradyne	51,922		2,173,974
			4,755,596
Software & Services - 5.6%
Acxiom	157,711	[a]	4,346,515
Cardtronics, Cl. A	35,175	[a]	651,441
CommVault Systems	37,948	[a]	1,992,270
Envestnet	9,882	[a]	492,618
Talend, ADR	84,742	[a,b]	3,176,130
Teradata	28,667	[a,b]	1,102,533
			11,761,507
Technology Hardware & Equipment - 11.0%
Ciena	236,857	[a]	4,957,417
Infinera	557,596	[a,b]	3,529,583
Methode Electronics	59,238		2,375,444
Sierra Wireless	123,411	[a,b]	2,523,755
VeriFone Systems	232,794	[a]	4,122,782
Viavi Solutions	642,618	[a]	5,616,481
			23,125,462
Transportation - 10.5%
Avis Budget Group	141,034	[a]	6,188,572
Covenant Transportation Group, Cl. A	2,427	[a]	69,728
Knight-Swift Transportation Holdings	162,532		7,105,899
SkyWest	50,599		2,686,807
Werner Enterprises	155,190		5,998,093
			22,049,099
Utilities - .4%
Dynegy	72,995	[a,b]	864,991
Total Common Stocks (cost $162,256,385)			206,740,658

Other Investment - 1.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,920,146)	3,920,146	[c]	3,920,146

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 8.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $16,964,289)	16,964,289	[c]	16,964,289
Total Investments (cost $183,140,820)	108.4%		227,625,093
Liabilities, Less Cash and Receivables	(8.4%)		(17,721,097)
Net Assets	100.0%		209,903,996

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $31,146,272 and the value of the collateral held by the fund was $32,150,956, consisting of cash collateral of $16,964,289 and U.S. Government & Agency securities valued at $15,186,667.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	13.7
Technology Hardware & Equipment	11.0
Transportation	10.5
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Money Market Investments	9.9
Diversified Financials	8.6
Materials	7.1
Software & Services	5.6
Consumer Services	5.4
Energy	5.4
Media	4.9
Health Care Equipment & Services	2.8
Capital Goods	2.4
Consumer Durables & Apparel	2.4
Semiconductors & Semiconductor Equipment	2.3
Commercial & Professional Services	1.8
Retailing	1.5
Automobiles & Components	1.0
Exchange-Traded Funds	.9
Food & Staples Retailing	.5
Utilities	.4
Insurance	.3
108.4

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,950,570	54,342,171	53,372,595	3,920,146	1.8	17,523
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	11,023,751	197,331,398	191,390,860	16,964,289	8.1	-
Total	13,974,321	251,673,569	244,763,455	20,884,435	9.9	17,523

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,146,272)—Note 1(b):
Unaffiliated issuers	162,256,385	206,740,658
Affiliated issuers	20,884,435	20,884,435
Cash		131,279
Receivable for investment securities sold		1,672,490
Dividends and securities lending income receivable		40,088
Prepaid expenses		2,192
		229,471,142
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		157,916
Liability for securities on loan—Note 1(b)		16,964,289
Payable for investment securities purchased		2,358,869
Payable for shares of Beneficial Interest redeemed		31,072
Accrued expenses		55,000
		19,567,146
Net Assets ($)		209,903,996
Composition of Net Assets ($):
Paid-in capital		130,870,765
Accumulated net realized gain (loss) on investments		34,548,958
Accumulated net unrealized appreciation (depreciation) on investments		44,484,273
Net Assets ($)		209,903,996

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	189,582,339	20,321,657
Shares Outstanding	3,112,270	344,537
Net Asset Value Per Share ($)	60.91	58.98

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $16,422 foreign taxes withheld at source):
Unaffiliated issuers	1,095,925
Affiliated issuers	17,523
Income from securities lending—Note 1(b)	84,904
Total Income	1,198,352
Expenses:
Investment advisory fee—Note 3(a)	1,427,975
Professional fees	71,304
Distribution fees—Note 3(b)	45,885
Prospectus and shareholders’ reports	38,692
Custodian fees—Note 3(b)	37,944
Trustees’ fees and expenses—Note 3(c)	15,682
Loan commitment fees—Note 2	3,595
Shareholder servicing costs—Note 3(b)	1,207
Interest expense—Note 2	398
Miscellaneous	21,265
Total Expenses	1,663,947
Less—reduction in fees due to earnings credits—Note 3(b)	(99)
Net Expenses	1,663,848
Investment (Loss)—Net	(465,496)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	35,249,723
Net unrealized appreciation (depreciation) on investments	7,783,367
Net Realized and Unrealized Gain (Loss) on Investments	43,033,090
Net Increase in Net Assets Resulting from Operations	42,567,594

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment (loss)—net	(465,496)	(120,754)
Net realized gain (loss) on investments	35,249,723	2,249,818
Net unrealized appreciation (depreciation) on investments	7,783,367	24,622,888
Net Increase (Decrease) in Net Assets Resulting from Operations	42,567,594	26,751,952
Distributions to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(2,000,341)	(11,879,783)
Service Shares	(218,974)	(1,317,375)
Total Distributions	(2,219,315)	(13,197,158)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	10,596,553	9,923,649
Service Shares	1,191,330	1,314,657
Distributions reinvested:
Initial Shares	2,000,341	11,879,783
Service Shares	218,974	1,317,375
Cost of shares redeemed:
Initial Shares	(21,682,843)	(23,977,290)
Service Shares	(2,291,881)	(3,009,833)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,967,526)	(2,551,659)
Total Increase (Decrease) in Net Assets	30,380,753	11,003,135
Net Assets ($):
Beginning of Period	179,523,243	168,520,108
End of Period	209,903,996	179,523,243
Capital Share Transactions (Shares):
Initial Shares
Shares sold	197,277	235,244
Shares issued for distributions reinvested	38,007	293,836
Shares redeemed	(403,156)	(551,658)
Net Increase (Decrease) in Shares Outstanding	(167,872)	(22,578)
Service Shares
Shares sold	22,928	31,258
Shares issued for distributions reinvested	4,288	33,495
Shares redeemed	(44,121)	(71,395)
Net Increase (Decrease) in Shares Outstanding	(16,905)	(6,642)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	49.44	46.02	47.78	47.03	31.66
Investment Operations:
Investment (loss)—net[a]	(.12)	(.02)	(.13)	(.01)	(.09)
Net realized and unrealized gain (loss) on investments	12.21	7.07	(.91)	.76	15.46
Total from Investment Operations	12.09	7.05	(1.04)	.75	15.37
Distributions:
Dividends from net realized gain on investments	(.62)	(3.63)	(.72)	-	-
Net asset value, end of period	60.91	49.44	46.02	47.78	47.03
Total Return (%)	24.69	17.07	(2.28)	1.60	48.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.86	.85	.83	.93
Ratio of net expenses to average net assets	.85	.86	.85	.83	.93
Ratio of net investment (loss) to average net assets	(.22)	(.05)	(.27)	(.03)	(.23)
Portfolio Turnover Rate	70.11	88.08	65.26	77.96	84.80
Net Assets, end of period ($ x 1,000)	189,582	162,171	151,992	170,570	188,702

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	48.01	44.90	46.75	46.14	31.13
Investment Operations:
Investment (loss)—net[a]	(.25)	(.13)	(.24)	(.13)	(.18)
Net realized and unrealized gain (loss) on investments	11.84	6.87	(.89)	.74	15.19
Total from Investment Operations	11.59	6.74	(1.13)	.61	15.01
Distributions:
Dividends from net realized gain on investments	(.62)	(3.63)	(.72)	-	-
Net asset value, end of period	58.98	48.01	44.90	46.75	46.14
Total Return (%)	24.37	16.79	(2.52)	1.32	48.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.11	1.10	1.08	1.18
Ratio of net expenses to average net assets	1.10	1.11	1.10	1.08	1.18
Ratio of net investment (loss) to average net assets	(.47)	(.30)	(.52)	(.28)	(.48)
Portfolio Turnover Rate	70.11	88.08	65.26	77.96	84.80
Net Assets, end of period ($ x 1,000)	20,322	17,353	16,528	18,094	19,590

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

17

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

18

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	193,157,500	929,658	-	194,087,158
Equity Securities - Foreign Common Stocks†	10,862,247	-	-	10,862,247
Exchange-Traded Fund	1,791,253	-	-	1,791,253

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Registered Investment Companies	20,884,435	-	-	20,884,435

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $14,666 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

20

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,667,430, undistributed capital gains $24,084,873 and unrealized appreciation $44,280,928.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: long-term capital gains $2,219,315 and $13,197,158, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $465,496 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017 was approximately $18,900 with a related weighted average annualized interest rate of 2.11%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $45,885 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

22

while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $756 for transfer agency services and $99 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $99.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $37,944 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $132,820, Distribution Plan fees $4,282, custodian fees $12,066, Chief Compliance Officer fees $8,406 and transfer agency fees $342.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $132,585,940 and $146,114,010, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $183,344,165; accordingly, accumulated net unrealized appreciation on investments was $44,280,928, consisting of $48,419,825 gross unrealized appreciation and $4,138,897 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio (one of the series comprising Dreyfus Variable Investment Fund)(the “Fund”), including the statements of investments and investments in affiliated issuers, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $0.6233 per share as a long-term capital gain distribution paid on March 20, 2017.

25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

26

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0121AR1217

Dreyfus Variable Investment Fund, Quality Bond Portfolio

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Variable Investment Fund, Quality Bond Portfolio	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by David Bowser, CFA , Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares produced a total return of 4.50%, and its Service shares produced a total return of 4.25%.1 The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.54% for the same period.2

Bonds produced positive total returns over the reporting period, on average, when moderating long-term interest rates and muted inflation offset bouts of market weakness stemming from expectations of greater economic growth and more business-friendly government policies. The fund produced higher returns than the Index, primarily due to the success of its sector allocation and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund’s investments include corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, typically are rated A or better or are the unrated equivalent as determined by The Dreyfus Corporation and in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including Treasury inflation-protected securities (“TIPS”).

The fund also may invest up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in U.S. dollars or in a foreign currency.

The fund has no limit with respect to its portfolio maturity or duration.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks prior to the start of 2017 in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost U.S. economic growth and inflationary pressures.

In 2017, evidence of stronger economic growth in domestic and overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Federal Reserve Board (the “Fed”) implemented three increases in the overnight federal funds rate and began to unwind its balance sheet through sales of U.S. government securities. In contrast, long-term interest rates moderated over much of the year, giving back much of the post-election spike when inflationary pressures remained muted. Rising long-term interest rates in the fall were not enough to fully offset those gains.

Higher-Yielding Market Sectors Fared Best

The fund’s overweighted allocation to corporate-backed bonds helped support its performance compared to the Index. Corporate bond prices were supported by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. Likewise, a relatively heavy position in emerging-market bonds fared well when local interest rates moderated and economic conditions strengthened.

3

DISCUSSION OF FUND PERFORMANCE (continued)

From a security selection perspective, the fund participated in solid returns from a variety of industry groups in the corporate bond market, most notably banks and energy pipeline companies. An emphasis on bonds with credit ratings toward the bottom of the investment-grade range also bolstered relative results.

The fund’s interest-rate strategies worked well as we maintained, at times, a relatively long average duration among U.S. bonds and a relatively short average duration among German bunds. These paired positions enabled the fund to participate in narrowing yield differences between the two markets. Finally, an emphasis on emerging-market currencies such as the Russian ruble and Colombian peso added value when oil prices stabilized. The fund employed currency and interest-rate futures contracts to establish its currency and duration positions.

On a more negative note, the fund’s security selections among mortgage-backed securities hurt relative performance when yield differences narrowed along the market’s maturity spectrum. The fund’s holdings of U.S. and Japanese inflation-adjusted securities also underperformed broad market averages in the low-inflation environment.

Positioned for Modestly Higher Interest Rates

Most analysts expect additional short-term interest-rate hikes by the Fed in 2018, and we anticipate that long-term interest rates will rise modestly in response to continued economic growth and higher inflationary pressures. These developments could constrain total returns from U.S. government securities, but corporate securities currently appear likely to continue to benefit from the global economic expansion and reduced U.S. tax rates.

Therefore, as of year-end, we have maintained the fund’s average duration in a modestly defensive position to protect against rising interest rates, and we have retained overweighted exposure to corporate-backed bonds and inflation-adjusted securities. In contrast, we have established underweighted positions in mortgage-backed securities that could be vulnerable to the Fed’s balance-sheet reduction program.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to those of other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio Initial shares and Service shares and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Quality Bond Portfolio on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	4.50%	1.48%	3.94%
Service shares	4.25%	1.24%	3.68%
Bloomberg Barclays U. S. Aggregate Bond Index	3.54%	2.10%	4.01%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

$

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.24	$ 6.51
Ending value (after expenses)	$ 1,020.01	$ 1,018.75

†  Expenses are equal to the fund’s annualized expense ratio of 1.03% for Initial shares and 1.28% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8%
Asset-Backed Certificates - 1.0%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/22	105,000	[b]	104,676
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	2.44	1/17/35	189,308	[b,c]	190,452
Tricon American Homes, Ser. 2017-SFR2, Cl. A	2.93	1/17/36	125,000	[b]	124,565
				419,693
Asset-Backed Ctfs./Auto Receivables - 1.8%
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	275,000		275,795
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/23	85,000		84,525
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/23	100,000	[b]	99,859
Nissan Auto Receivables Owner Trust, Ser. 2017-B, Cl. A4	1.95	10/16/23	190,000		188,466
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/21	40,000	[b]	39,780
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/24	50,000	[b]	49,677
				738,102
Commercial Mortgage Pass-Through Ctfs. - 1.6%
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/47	70,000		73,660
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/48	170,000		173,360
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/50	290,000		303,390
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	100,000	[b]	99,203
				649,613
Consumer Discretionary - 2.1%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	90,000		94,217
21st Century Fox America, Gtd. Notes	4.75	11/15/46	55,000		63,870
Amazon.com, Sr. Unscd. Notes	4.05	8/22/47	105,000	[b]	113,546
AMC Networks, Gtd. Notes	4.75	8/1/25	35,000		34,781
Charter Communications Operating, Sr. Scd. Notes	5.38	5/1/47	100,000		102,830

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Consumer Discretionary - 2.1% (continued)
Comcast, Gtd. Notes	3.15	3/1/26	155,000		156,274
Cox Communications, Sr. Unscd. Notes	4.60	8/15/47	85,000	[b]	86,057
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	95,000		99,295
Time Warner, Gtd. Debs.	5.35	12/15/43	110,000		121,659
				872,529
Consumer Staples - 1.9%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	115,000		133,699
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	155,000		160,311
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/39	100,000		131,957
Post Holdings, Gtd. Notes	5.50	3/1/25	130,000	[b]	134,875
Reynolds American, Gtd. Notes	4.85	9/15/23	185,000		201,672
				762,514
Energy - 4.3%
Andeavor Logistics, Gtd. Notes	3.50	12/1/22	40,000		39,963
Cenovus Energy, Sr. Unscd. Notes	5.25	6/15/37	80,000		82,585
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	75,000		77,767
Concho Resources, Gtd. Notes	4.88	10/1/47	30,000		32,911
Energy Transfer, Sr. Unscd. Notes	5.15	2/1/43	195,000		185,148
Energy Transfer Partners, Jr. Sub. Notes, Ser. A	6.25	12/15/49	195,000		189,759
EQT, Sr. Unscd. Notes	3.00	10/1/22	10,000		9,903
EQT, Sr. Unscd. Notes	3.90	10/1/27	85,000		84,646
Genesis Energy, Gtd. Notes	6.75	8/1/22	135,000		140,737
Kinder Morgan, Gtd. Notes	7.75	1/15/32	235,000		304,067
Marathon Petroleum, Sr. Unscd. Notes	3.63	9/15/24	150,000		153,161
MPLX, Sr. Unscd. Notes	4.13	3/1/27	70,000		71,810

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Energy - 4.3% (continued)
MPLX, Sr. Unscd. Notes	5.20	3/1/47	60,000		66,044
Petrobras Global Finance, Gtd. Notes	7.38	1/17/27	115,000		126,845
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	130,000		137,635
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	65,000		80,148
				1,783,129
Financials - 13.4%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	230,000	[b]	231,069
AerCap Ireland Capital, Gtd. Notes	3.50	5/26/22	150,000		152,362
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/20	135,000		135,725
American International Group, Sr. Unscd. Notes	4.88	6/1/22	135,000		146,925
Bank of America, Sr. Unscd. Notes	3.00	12/20/23	43,000	[b]	43,134
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	122,000		129,050
Bank of America, Sr. Unscd. Notes	3.50	4/19/26	125,000		127,904
Bank of America, Sr. Unscd. Notes	3.42	12/20/28	109,000	[b]	109,127
Barclays, Sr. Unscd. Notes	4.38	1/12/26	200,000		208,499
Citigroup, Sr. Unscd. Bonds	3.40	5/1/26	205,000		206,542
Citigroup, Sr. Unscd. Notes	3.89	1/10/28	120,000		124,317
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	185,000		211,229
Citigroup, Sub. Notes	4.75	5/18/46	145,000		160,343
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	250,000		253,652
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	274,000		295,174
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	60,000	[b]	62,232
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1, 3 Month LIBOR + .83%	2.38	3/12/19	315,000	[c]	316,642
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	105,000		105,584

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Financials - 13.4% (continued)
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.10%		2.52	11/15/18	245,000	[c]	246,548
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.60%		3.08	11/29/23	230,000	[c]	239,584
JPMorgan Chase & Co., Sub. Notes		4.25	10/1/27	205,000		218,257
JPMorgan Chase & Co., Sub. Notes		3.63	12/1/27	305,000		308,820
KeyBank, Sr. Unscd. Bonds		2.50	11/22/21	250,000		248,796
Lloyds Banking Group, Sub. Notes		4.65	3/24/26	205,000		216,776
Morgan Stanley, Sr. Unscd. Notes		5.50	7/28/21	100,000		109,462
Morgan Stanley, Sr. Unscd. Notes		3.75	2/25/23	65,000		67,401
Principal Financial Group, Gtd. Notes		4.30	11/15/46	90,000		96,578
Prudential Financial, Jr. Sub. Notes		5.88	9/15/42	240,000		262,500
Quicken Loans, Gtd. Notes		5.75	5/1/25	140,000	[b]	145,601
Visa, Sr. Unscd. Notes		3.15	12/14/25	110,000		112,539
Wells Fargo & Co., Sr. Unscd. Notes		3.07	1/24/23	110,000		110,876
Wells Fargo & Co., Sub. Notes		4.30	7/22/27	95,000		101,247
					5,504,495
Foreign/Governmental - 7.2%
Argentine Government, Bonds	ARS	21.20	9/19/18	3,715,000		194,713
Argentine Government, Bonds, Ser. POM, Argentine 7-Day Reference Rate	ARS	27.28	6/21/20	980,000	[c]	56,012
Argentine Government, Sr. Unscd. Bonds	EUR	5.25	1/15/28	100,000		125,056
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	116,000	[d]	49,140
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	25.36	5/31/22	2,400,000	[c]	130,512
Japanese Government, Sr. Unscd.Bonds, Ser. 21	JPY	0.10	3/10/26	111,900,000	[e]	1,060,328

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Foreign/Governmental - 7.2% (continued)
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	2,705,000		121,745
Mexican Government, Sr. Unscd. Notes		4.75	3/8/44	90,000		91,215
Portuguese Government, Sr. Unscd. Bonds	EUR	4.10	2/15/45	150,000		211,577
Senegalese Government, Unscd. Notes		6.25	5/23/33	200,000	[b]	211,691
Turkish Government, Bonds	TRY	11.00	2/24/27	1,450,000		366,759
Ukrainian Government, Sr. Unscd. Notes		0.00	5/31/40	95,000	[f]	52,614
Uruguayan Government, Sr. Unscd. Notes		4.38	10/27/27	150,000		161,119
Uruguayan Government, Sr. Unscd.Bonds	UYU	8.50	3/15/28	2,900,000	[b]	101,288
					2,933,769
Health Care - 3.5%
Abbott Laboratories, Sr. Unscd. Notes		4.90	11/30/46	120,000		138,013
AbbVie, Sr. Unscd. Notes		3.20	5/14/26	135,000		134,810
Aetna, Sr. Unscd. Notes		2.80	6/15/23	265,000		261,095
AmerisourceBergen, Sr. Unscd. Notes		3.25	3/1/25	95,000		95,646
Gilead Sciences, Sr. Unscd. Notes		3.65	3/1/26	55,000		57,101
Gilead Sciences, Sr. Unscd. Notes		4.75	3/1/46	80,000		92,681
HCA, Gtd. Notes		5.38	2/1/25	135,000		140,062
Medtronic, Gtd. Notes		4.63	3/15/45	90,000		105,016
Mylan, Gtd. Notes		3.15	6/15/21	140,000		140,880
Shire Acquisitions Investments Ireland, Gtd. Notes		2.88	9/23/23	135,000		132,867
UnitedHealth Group, Sr. Unscd. Notes		4.75	7/15/45	115,000		136,048
					1,434,219
Industrials - 2.5%
Corning, Sr. Unscd. Notes		4.38	11/15/57	80,000		79,706
CSX, Sr. Unscd. Notes		2.60	11/1/26	175,000		167,275

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Industrials - 2.5% (continued)
FedEx, Gtd. Notes	4.40	1/15/47	125,000		133,809
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/29/49	200,000		206,370
General Electric, Sr. Unscd. Notes, 3 Month LIBOR + .51%	1.87	1/14/19	155,000	[c]	155,526
Republic Services, Sr. Unscd. Notes	3.38	11/15/27	40,000		40,369
United Rentals North America, Gtd. Notes	5.75	11/15/24	125,000		132,031
Waste Management, Gtd. Notes	4.10	3/1/45	110,000		118,505
				1,033,591
Information Technology - 1.3%
Broadcom, Gtd. Notes	3.00	1/15/22	190,000	[b]	188,546
Dell International, Sr. Scd. Notes	6.02	6/15/26	110,000	[b]	121,457
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/22	70,000		73,631
Oracle, Sr. Unscd. Notes	2.65	7/15/26	140,000		136,610
				520,244
Materials - 1.8%
Ardagh Packaging Finance Holdings, Gtd. Notes	6.00	2/15/25	200,000	[b]	211,000
Chemours, Gtd. Notes	5.38	5/15/27	35,000		36,313
Dow Chemical, Sr. Unscd. Notes	3.50	10/1/24	195,000		200,873
Glencore Funding, Gtd. Notes	4.63	4/29/24	165,000	[b]	174,573
LYB International Finance, Gtd. Bonds	4.00	7/15/23	95,000		99,553
				722,312
Municipal Bonds - 2.6%
California, GO (Build America Bonds)	7.30	10/1/39	340,000		508,443
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	305,000		312,677
New York City, GO (Build America Bonds)	5.99	12/1/36	200,000		258,764
				1,079,884

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
Telecommunications - 2.1%
AT&T, Sr. Unscd. Notes	4.90	8/14/37	305,000		310,222
AT&T, Sr. Unscd. Notes	5.45	3/1/47	205,000		219,734
Rogers Communications, Gtd. Notes	4.10	10/1/23	80,000		84,035
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/25	159,000	[b]	159,815
Zayo Group, Gtd. Notes	5.75	1/15/27	75,000	[b]	76,687
				850,493
U.S. Government Agencies Mortgage-Backed - 25.5%
Federal Home Loan Mortgage Corp.:
4.00%			2,135,000	[g],[h]	2,233,590
3.00%, 11/1/46			329,055	[h]	329,758
3.50%, 8/1/45			192,571	[h]	198,780
5.50%, 5/1/40			4,828	[h]	5,281
Federal National Mortgage Association:
3.00%, 11/1/30			1,028,294	[h]	1,050,204
3.19%, 3/1/27			1,008,629	[h]	1,034,476
3.50%, 5/1/30-11/1/45			2,657,571	[h]	2,743,583
4.50%, 10/1/40			610,779	[h]	652,706
5.00%, 3/1/21-10/1/33			356,278	[h]	383,319
7.00%, 6/1/29-9/1/29			15,878	[h]	16,593
Government National Mortgage Association I:
5.50%, 4/15/33			259,373		288,394
Government National Mortgage Association II:
3.00%, 11/20/45			952,155		961,768
4.00%, 10/20/47			492,317		515,881
7.00%, 9/20/28-7/20/29			3,452		4,005
				10,418,338
U.S. Government Securities - 29.6%
U.S. Treasury Bonds	4.50	2/15/36	545,000		701,314
U.S. Treasury Bonds	2.75	8/15/47	505,000		505,172
U.S. Treasury Bonds	2.75	11/15/47	550,000		550,369
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL + .06%	1.51	7/31/19	4,025,000	[c]	4,028,116
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL + .19%	1.64	4/30/18	290,000	[c]	290,224
U.S. Treasury Inflation Protected Securities, Notes	0.63	1/15/26	773,429	[i,j]	786,608
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	1,644,116	[i]	1,634,050

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 103.8% (continued)
U.S. Government Securities - 29.6% (continued)
U.S. Treasury Notes		1.63	10/15/20	1,010,000		1,001,070
U.S. Treasury Notes		1.75	11/15/20	780,000		775,547
U.S. Treasury Notes		2.00	10/31/22	1,845,000		1,828,943
					12,101,413
Utilities - 1.6%
Dominion Energy, Sr. Unscd. Notes, Ser. D		2.85	8/15/26	165,000		159,604
Exelon Generation, Sr. Unscd. Notes		6.25	10/1/39	85,000		99,678
Kentucky Utilities, First Mortgage Bonds		4.38	10/1/45	80,000		89,152
Louisville Gas & Electric, First Mortgage Bonds		4.38	10/1/45	90,000		100,296
Nevada Power, Mortgage Notes, Ser. R		6.75	7/1/37	150,000		212,429
					661,159
Total Bonds and Notes (cost $41,834,494)				42,485,497
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount	a	Value ($)
Options Purchased - .0%
Call Options - .0%
10 Year Interest Rate Swaption, Contracts 2,090 Citigroup		2.10	4/2018	2,090,000		4,780
Swedish Krona Cross Currency, Contracts 995 Goldman Sachs International	NOK	1.04	1/2018	995,000		23
					4,803
Put Options - .0%
British Pound Cross Currency, Contracts 50 Goldman Sachs International	EUR	0.87	2/2018	50,000		139
Japanese Yen Cross Currency, Contracts 155 JP Morgan Chase Bank	CAD	86.00	1/2018	155,000		2
Norwegian Krone Cross Currency, Contracts 55 Citigroup	EUR	9.30	2/2018	55,000		3
Norwegian Krone Cross Currency, Contracts 50 Citigroup	EUR	9.75	3/2018	50,000		437
Swedish Krona Cross Currency, Contracts 55 Goldman Sachs International	EUR	9.80	3/2018	55,000		669
Turkish Lira, Contracts 60 Citigroup		3.93	2/2018	60,000		1,906

15

STATEMENT OF INVESTMENTS (continued)

Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount	a	Value ($)
Options Purchased - .0% (continued)
Put Options - .0% (continued)
Turkish Lira, Contracts 120 JP Morgan Chase Bank	3.86	3/2018	120,000		2,476
				5,632
Total Options Purchased (cost $18,267)			10,435
Description	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .2%
U.S. Treasury Bills (cost $59,891)	1.11	3/1/18	60,000	[k]	59,877
Description			Shares		Value ($)
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $364,281)			364,281	[l]	364,281
Total Investments (cost $42,276,933)			104.9%	42,920,090
Liabilities, Less Cash and Receivables			(4.9%)	(1,998,556)
Net Assets			100.0%	40,921,534

BADLAR—Buenos Aires Interbank Offer Rate

GO—General Obligation

LIBOR—London Interbank Offered Rate

ARS—Argentine Peso

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MXN—Mexican Peso

TRY—Turkish Lira

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities were valued at $2,878,910 or 7.04% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
f Security issued with a zero coupon. Income is recognized through the accretion of discount.
g Purchased on a forward commitment basis.
h The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
i Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
j Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $786,608 and the value of the collateral held by the fund was $801,841, consisting of U.S. Government & Agency securities.
k Held by a counterparty for open futures contracts.
l Investment in affiliated money market mutual fund.

16

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	55.1
Corporate Bonds	34.5
Foreign/Governmental	7.2
Asset-Backed	2.8
Municipal Bonds	2.6
Commercial Mortgage-Backed	1.6
Short-Term/Money Market Investment	1.1
Options Purchased	.0
104.9

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	175,460	18,468,420	18,279,599	364,281.9		3,891
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,507,254	10,085,295	11,592,549	-	-	-
Total	1,682,714	28,553,715	29,872,148	364,281.9		3,891

See notes to financial statements.

18

STATEMENT OF FUTURES
December 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	1	3/2018	167,439[a]	163,347	(4,092)
U.S. Treasury 2 Year Notes	23	3/2018	4,935,340	4,924,516	(10,824)
U.S. Treasury 5 Year Notes	16	3/2018	1,867,212	1,858,625	(8,587)
Futures Short
Euro 30 Year Bond	1	3/2018	(201,094)[a]	(196,607)	4,487
Euro-Bond	1	3/2018	(195,886)[a]	(193,991)	1,895
Japanese 10 Year Bond	1	3/2018	(1,338,892)[a]	(1,338,185)	707
Ultra 10 Year U.S. Treasury Notes	24	3/2018	(3,223,210)	(3,205,500)	17,710
Gross Unrealized Appreciation				24,799
Gross Unrealized Depreciation				(23,503)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

19

STATEMENT OF OPTIONS WRITTEN
December 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	[a]	Value ($)
Call Options:
British Pound Cross Currency, February 2018 @ 0.915	Goldman Sachs International	50	50,000	EUR	(167)
Japanese Yen Cross Currency, January 2018 @ 92	JP Morgan Chase Bank	155	155,000	CAD	(5)
Norwegian Krone Cross Currency, February 2018 @ 9.7	Citigroup	55	55,000	EUR	(1,290)
Norwegian Krone Cross Currency, March 2018 @ 10.05	Citigroup	50	50,000	EUR	(377)
Russian Ruble, March 2018 @ 62	Citigroup	60	60,000		(180)
South African Rand, February 2018 @ 15.5	Citigroup	60	60,000		(7)
Swedish Krona Cross Currency, March 2018 @ 10.2	Goldman Sachs International	55	55,000	EUR	(171)
Turkish Lira, February 2018 @ 4.32	Citigroup	60	60,000		(75)
Turkish Lira, March 2018 @ 4.21	JP Morgan Chase Bank	120	120,000		(559)
Put Options:
Swedish Krona Cross Currency, January 2018 @ 1	Goldman Sachs International	995	995,000	NOK	(1,017)
Total Options Written (premiums received $6,368)					(3,848)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

CAD—Canadian Dollar

EUR—Euro

NOK—Norwegian Krone

See notes to financial statements.

20

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
United States Dollar	124,871	Thai Baht	4,133,000	1/31/18	(2,068)
Barclays Bank
Czech Koruna	1,570,000	United States Dollar	71,921	1/31/18†	1,950
Malaysian Ringgit	325,000	United States Dollar	77,078	1/30/18	3,124
United States Dollar	71,921	Euro	61,445	1/31/18†	(1,955)
Citigroup
United States Dollar	285,101	Argentine Peso	5,230,000	3/15/18	15,509
United States Dollar	625,635	Euro	529,000	1/31/18	(10,392)
United States Dollar	75,262	Peruvian New Sol	245,000	1/31/18	(182)
United States Dollar	249,377	Taiwan Dollar	7,505,000	1/31/18	(3,319)
United States Dollar	86,979	South African Rand	1,254,000	1/31/18	(13,827)
HSBC
Argentine Peso	2,980,000	United States Dollar	161,081	1/31/18	(4,107)
Norwegian Krone	1,525,000	United States Dollar	182,509	1/31/18	3,414
Swedish Krona	2,090,000	United States Dollar	248,344	1/31/18	6,975
United States Dollar	74,163	Canadian Dollar	95,000	1/31/18	(1,452)
United States Dollar	955,585	Japanese Yen	108,110,000	1/31/18	(5,485)
JP Morgan Chase Bank
Colombian Peso	224,815,000	United States Dollar	73,268	1/31/18	1,814
British Pound	105,000	United States Dollar	140,169	1/31/18	1,760
Indonesian Rupiah	1,663,575,000	United States Dollar	122,075	1/31/18	137
Indian Rupee	3,970,000	United States Dollar	60,841	1/31/18	1,111
Peruvian New Sol	245,000	United States Dollar	75,281	1/31/18	163
United States Dollar	125,145	Hong Kong Dollar	970,000	1/12/18	952
United States Dollar	115,574	South Korean Won	128,550,000	1/31/18	(4,572)

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
JP Morgan Chase Bank (continued)
United States Dollar	112,474	Philippine Peso	5,800,000	1/31/18	(3,532)
United States Dollar	91,427	Romanian Leu	360,000	1/31/18	(1,093)
UBS
Czech Koruna	6,645,000	United States Dollar	304,405	1/31/18†	8,253
Euro	30,000	United States Dollar	35,723	1/31/18	347
Singapore Dollar	120,000	United States Dollar	87,973	1/31/18	1,798
United States Dollar	304,406	Euro	259,974	1/31/18†	(8,166)
Gross Unrealized Appreciation					47,307
Gross Unrealized Depreciation					(60,150)

† Cross currency forward exchange contracts.

See notes to financial statements.

22

STATEMENT OF SWAP AGREEMENTS
December 31, 2017

Centrally Cleared Interest Rate Swaps
Notional Amount($)†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
15,375,000	USD - 3 Month US CPI Urban Consumers NSA	(1.68)	4/25/2018	14,329
Gross Unrealized Appreciation				14,329

CPI—Consumer Price Index

USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $786,608)—Note 1(c):
Unaffiliated issuers	41,912,652	42,555,809
Affiliated issuers	364,281	364,281
Cash		8,007
Cash denominated in foreign currency	12,446	11,742
Dividends, interest and securities lending income receivable		288,402
Cash collateral held by broker—Note 4		56,017
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		47,307
Receivable for swap variation margin—Note 4		6,095
Receivable for investment securities sold		4,187
Prepaid expenses		457
		43,342,304
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,117
Payable for open mortgage dollar roll transactions—Note 4		2,230,778
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		60,150
Payable for shares of Beneficial Interest redeemed		4,889
Payable for futures variation margin—Note 4		4,383
Outstanding options written, at value (premiums received $6,368)—Note 4		3,848
Payable for investment securities purchased		1,537
Accrued expenses		79,068
		2,420,770
Net Assets ($)		40,921,534
Composition of Net Assets ($):
Paid-in capital		40,564,695
Accumulated undistributed investment income—net		352,800
Accumulated net realized gain (loss) on investments		(644,338)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $1,296 net unrealized appreciation on futures and $14,329 net unrealized appreciation on centrally cleared swap agreements)		648,377
Net Assets ($)		40,921,534

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	37,583,522	3,338,012
Shares Outstanding	3,142,292	280,205
Net Asset Value Per Share ($)	11.96	11.91

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Interest (net of $1,062 foreign taxes withheld at source)	1,386,467
Dividends from affiliated issuers	3,891
Income from securities lending—Note 1(c)	5,269
Total Income	1,395,627
Expenses:
Investment advisory fee—Note 3(a)	308,468
Professional fees	66,286
Pricing service fees	31,082
Distribution fees—Note 3(b)	22,569
Prospectus and shareholders’ reports	21,798
Custodian fees—Note 3(b)	6,677
Trustees’ fees and expenses—Note 3(c)	4,172
Loan commitment fees—Note 2	1,835
Shareholder servicing costs—Note 3(b)	600
Interest expense—Note 2	492
Miscellaneous	25,469
Total Expenses	489,448
Less—reduction in fees due to earnings credits—Note 3(b)	(170)
Net Expenses	489,278
Investment Income—Net	906,349
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	318,938
Net realized gain (loss) on options transactions	53,724
Net realized gain (loss) on futures	(46,634)
Net realized gain (loss) on forward foreign currency exchange contracts	38,237
Net Realized Gain (Loss)	364,265
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	854,527
Net unrealized appreciation (depreciation) on options transactions	(4,743)
Net unrealized appreciation (depreciation) on futures	14,617
Net unrealized appreciation (depreciation) on swap agreements	14,329
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,322)
Net Unrealized Appreciation (Depreciation)	876,408
Net Realized and Unrealized Gain (Loss) on Investments	1,240,673
Net Increase in Net Assets Resulting from Operations	2,147,022

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	906,349	887,775
Net realized gain (loss) on investments	364,265	(414,564)
Net unrealized appreciation (depreciation) on investments	876,408	513,638
Net Increase (Decrease) in Net Assets Resulting from Operations	2,147,022	986,849
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(813,417)	(752,627)
Service Shares	(171,803)	(207,733)
Total Distributions	(985,220)	(960,360)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,032,116	2,604,787
Service Shares	743,815	967,075
Distributions reinvested:
Initial Shares	813,417	752,627
Service Shares	171,803	207,733
Cost of shares redeemed:
Initial Shares	(6,262,415)	(8,298,954)
Service Shares	(10,408,658)	(2,961,558)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,909,922)	(6,728,290)
Total Increase (Decrease) in Net Assets	(10,748,120)	(6,701,801)
Net Assets ($):
Beginning of Period	51,669,654	58,371,455
End of Period	40,921,534	51,669,654
Undistributed investment income—net	352,800	436,344
Capital Share Transactions (Shares):
Initial Shares
Shares sold	254,562	218,738
Shares issued for distributions reinvested	68,573	63,301
Shares redeemed	(527,187)	(695,459)
Net Increase (Decrease) in Shares Outstanding	(204,052)	(413,420)
Service Shares
Shares sold	63,079	82,087
Shares issued for distributions reinvested	14,585	17,550
Shares redeemed	(874,202)	(249,761)
Net Increase (Decrease) in Shares Outstanding	(796,538)	(150,124)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.69	11.72	12.16	11.85	12.37
Investment Operations:
Investment income—net[a]	.23	.20	.23	.20	.21
Net realized and unrealized gain (loss) on investments	.29	(.02)[b]	(.43)	.36	(.39)
Total from Investment Operations	.52	.18	(.20)	.56	(.18)
Distributions:
Dividends from investment income—net	(.25)	(.21)	(.24)	(.25)	(.34)
Net asset value, end of period	11.96	11.69	11.72	12.16	11.85
Total Return (%)	4.50	1.52	(1.65)	4.79	(1.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.94	.92	.85	.92
Ratio of net expenses to average net assets	.98	.94	.92	.85	.92
Ratio of net investment income to average net assets	1.97	1.65	1.91	1.68	1.76
Portfolio Turnover Rate[c]	161.74	227.98	314.50	387.86	397.26
Net Assets, end of period ($ x 1,000)	37,584	39,133	44,057	49,880	55,337

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2017, 2016, 2015, 2014 and 2013 were 106.51%, 172.50%, 120.54%, 182.67% and 176.37% %, respectively.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.64	11.67	12.11	11.80	12.33
Investment Operations:
Investment income—net[a]	.20	.17	.20	.17	.18
Net realized and unrealized gain (loss) on investments	.29	(.02)[b]	(.42)	.36	(.40)
Total from Investment Operations	.49	.15	(.22)	.53	(.22)
Distributions:
Dividends from investment income—net	(.22)	(.18)	(.22)	(.22)	(.31)
Net asset value, end of period	11.91	11.64	11.67	12.11	11.80
Total Return (%)	4.25	1.27	(1.89)	4.56	(1.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.19	1.17	1.10	1.17
Ratio of net expenses to average net assets	1.23	1.19	1.17	1.10	1.17
Ratio of net investment income to average net assets	1.64	1.40	1.66	1.43	1.51
Portfolio Turnover Rate[c]	161.74	227.98	314.50	387.86	397.26
Net Assets, end of period ($ x 1,000)	3,338	12,537	14,314	17,359	19,561

a Based on average shares outstanding.

b In addition to net realized and unrealized gains on investments, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2017, 2016, 2015, 2014 and 2013 were 106.51%, 172.50%, 120.54%, 182.67% and 176.37% %, respectively.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Quality Bond Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

29

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices

30

are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements

31

NOTES TO FINANCIAL STATEMENTS (continued)

are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	1,157,795	-	1,157,795
Commercial Mortgage-Backed	-	649,613	-	649,613
Corporate Bonds†	-	14,144,685	-	14,144,685
Foreign Government	-	2,933,769	-	2,933,769
Municipal Bonds	-	1,079,884	-	1,079,884
Registered Investment Companies	364,281	-	-	364,281
U.S. Government Agencies/ Mortgage-Backed	-	10,418,338	-	10,418,338
U.S. Treasury	-	12,161,290	-	12,161,290
Other Financial Instruments:
Futures††	24,799	-	-	24,799
Forward Foreign Currency Exchange Contracts††	-	47,307	-	47,307
Options Purchased	-	10,435	-	10,435
Swaps††	-	14,329	-	14,329
Liabilities ($)
Other Financial Instruments:
Futures††	(23,503)	-	-	(23,503)
Forward Foreign Currency Exchange Contracts††	-	(60,150)	-	(60,150)
Options Written	-	(3,848)	-	(3,848)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

32

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

33

NOTES TO FINANCIAL STATEMENTS (continued)

security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $1,032 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 29, 2017, the Board declared a cash dividend of $.022 and $.020 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 2, 2018 (ex-dividend date) to shareholders of record as of the close of business on December 29, 2017.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $345,521, accumulated capital and other losses $610,958 and unrealized appreciation $622,276.

34

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2017. The fund has $187,473 of short-term losses and $410,074 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $985,220 and $960,360, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses, swap periodic payments, capital loss carryover expiration and foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $4,673, increased accumulated net realized gain (loss) on investments by $722,750 and decreased paid-in capital by $718,077. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017, was approximately $23,300 with a related weighted average annualized interest rate of 2.11%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $22,569 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $500 for transfer agency services and $47 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $47.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $6,677 pursuant to the custody agreement. These fees were partially offset by earnings credits of $123.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $22,602, Distribution Plan fees $698, custodian fees $4,036, Chief Compliance Officer fees $8,685 and transfer agency fees $96.

36

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended December 31, 2017, amounted to $78,765,439 and $90,735,290, respectively, of which $26,897,497 in purchases and $26,943,116 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation

37

NOTES TO FINANCIAL STATEMENTS (continued)

margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate and foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between

38

the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at December 31, 2017 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation)

39

NOTES TO FINANCIAL STATEMENTS (continued)

on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at December 31, 2017 are set forth in the Statement of Swap Agreements.

40

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	43,908	[1,2,3]	Interest rate risk	(23,503)	[1]
Foreign exchange risk	52,962	[3,4]	Foreign exchange risk	(63,998)	[4,5]
Gross fair value of derivative contracts	96,870			(87,501)

Statement of Assets and Liabilities location:
1 Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2 Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

3 Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
4 Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
5 Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(46,634)		23,690		-		(22,944)
Foreign exchange	-		30,034		38,237		68,271
Total	(46,634)		53,724		38,237		45,327

41

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Swap Agreements	[7]	Total
Interest rate	14,617		(8,021)		-		14,329		20,925
Foreign exchange	-		3,278		(2,322)		-		956
Total	14,617		(4,743)		(2,322)		14,329		21,881

Statement of Operations location:
1 Net realized gain (loss) on futures.
2 Net realized gain (loss) on options transactions.
3 Net realized gain (loss) on forward foreign currency exchange contracts.
4 Net unrealized appreciation (depreciation) on futures.
5 Net unrealized appreciation (depreciation) on options transactions.
6 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
7 Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	24,799	(23,503)
Options	10,435	(3,848)
Forward contracts	47,307	(60,150)
Swaps	14,329	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	96,870	(87,501)
Derivatives not subject to
Master Agreements	(39,128)	23,503
Total gross amount of assets
and liabilities subject to
Master Agreements	57,742	(63,998)

42

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	5,074		(1,955)	-	3,119
Citigroup	22,635		(22,635)	-	-
Goldman Sachs International	831		(831)	-	-
HSBC	10,389		(10,389)	-	-
JP Morgan Chase Bank	8,415		(8,415)	-	-
UBS	10,398		(8,166)	-	2,232
Total	57,742		(52,391)	-	5,351

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(2,068)		-	-	(2,068)
Barclays Bank	(1,955)		1,955	-	-
Citigroup	(29,649)		22,635	-	(7,014)
Goldman Sachs International	(1,355)		831	-	(524)
HSBC	(11,044)		10,389	-	(655)
JP Morgan Chase Bank	(9,761)		8,415	-	(1,346)
UBS	(8,166)		8,166	-	-
Total	(63,998)		52,391	-	(11,607)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Interest rate futures	14,951,978
Interest rate options contracts	4,142
Foreign currency options contracts	6,880
Forward contracts	9,885,362

43

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2017:

Average Notional Value ($)
Interest rate swap agreements	10,644,231

At December 31, 2017, the cost of investments for federal income tax purposes was $42,327,308; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $617,737, consisting of $970,083 gross unrealized appreciation and $352,346 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Variable Investment Fund, Quality Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series comprising Dreyfus Variable Investment Fund) (the “Fund”), including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

45

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

46

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

48

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

49

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

50

NOTES

51

NOTES

52

NOTES

53

For More Information

Dreyfus Variable Investment Fund, Quality Bond Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0120AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $267,326 in 2016 and $274,008 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $66,548 in 2016 and $99,156 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $26,909 in 2016 and $24,500 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $76 in 2016 and $86 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 9, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)